
                                                                     EXHIBIT 4.1
                                                                  EXECUTION COPY

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                   FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
                                     Issuer

                            JPMORGAN CHASE BANK, N.A.
                                Indenture Trustee

                                   ----------

                                  SERIES 2006-4

                              INDENTURE SUPPLEMENT

                            Dated as of June 1, 2006

                                   ----------

                 SERIES 2006-4 FLOATING RATE ASSET BACKED NOTES,

                               CLASS A AND CLASS B

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                                TABLE OF CONTENTS

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                                                                            PAGE
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
                                    ARTICLE I

                         CREATION OF SERIES 2006-4 NOTES

Section 1.01. Designation...............................................       2

                                   ARTICLE II

                                   DEFINITIONS

Section 2.01. Definitions...............................................       3
Section 2.02. Other Definitional Provisions.............................      17

                                   ARTICLE III

                                  SERVICING FEE

Section 3.01. Servicing Compensation....................................      18

                                   ARTICLE IV

             RIGHTS OF SERIES 2006-4 NOTEHOLDERS AND ALLOCATION AND
                           APPLICATION OF COLLECTIONS

Section 4.01. Collections and Allocations...............................      19
Section 4.02. Determination of Monthly Interest.........................      21
Section 4.03. Determination of Monthly Principal Amount.................      22
Section 4.04. Application of Available Funds on Deposit in Collection
              Account and Other Sources.................................      22
Section 4.05. Investor Charge-Offs......................................      27
Section 4.06. Reallocated Principal Collections.........................      27
Section 4.07. Excess Interest Collections...............................      28
Section 4.08. Shared Principal Collections..............................      28
Section 4.09. Available Subordinated Amount.............................      29
Section 4.10. Principal Funding Account.................................      29
Section 4.11. Reserve Fund..............................................      31
Section 4.12. Determination of LIBOR....................................      32
Section 4.13. Accumulation Period Reserve Account.......................      33
Section 4.14. Investment Instructions...................................      35


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
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                                    ARTICLE V

           DELIVERY OF SERIES 2006-4 NOTES; DISTRIBUTIONS; REPORTS TO
                           SERIES 2006-4 NOTEHOLDERS

Section 5.01. Delivery and Payment for Series 2006-4 Notes..............      35
Section 5.02. Distributions.............................................      35
Section 5.03. Reports and Statements to Series 2006-4 Noteholders.......      37

                                   ARTICLE VI

                        SERIES 2006-4 AMORTIZATION EVENTS

Section 6.01. Series 2006-4 Amortization Events.........................      37

                                   ARTICLE VII

           REDEMPTION OF SERIES 2006-4 NOTES; SERIES FINAL MATURITY;
                              FINAL DISTRIBUTIONS

Section 7.01. Optional Redemption of Series 2006-4 Notes................      39
Section 7.02. Series Final Maturity.....................................      40

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01. Ratification of Agreement.................................      41
Section 8.02. Form of Delivery of Series 2006-4 Notes...................      41
Section 8.03. Counterparts..............................................      41
Section 8.04. Governing Law.............................................      41
Section 8.05. Effect of Headings and Table of Contents..................      41

                                    EXHIBITS

Exhibit A-1   Form of Class A Note......................................   A-1-1
Exhibit A-2   Form of Class B Note......................................   A-2-1
Exhibit B     Form of Monthly Statement.................................     B-1
Exhibit C     Form of Monthly Allocation and Payment Instruction to
              Indenture Trustee..................................            C-1

     SERIES 2006-4 INDENTURE SUPPLEMENT, dated as of June 1, 2006, by and between FORD CREDIT FLOORPLAN MASTER OWNER TRUST A, a Delaware statutory trust, as Issuer, and JPMORGAN CHASE BANK, N.A., a national banking association, as Indenture Trustee.

                                    RECITALS

     A. Section 2.12 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into an Indenture Supplement to authorize the issuance by the Issuer of Notes in one or more Series.

     B. The parties to this Indenture Supplement, by executing and delivering this Indenture Supplement, are providing for the creation of the Series 2006-4 Notes and specifying the Principal Terms thereof.

     In consideration of the mutual covenants and agreements contained in this Indenture Supplement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                GRANTING CLAUSES

     In addition to the Grant of the Indenture, the Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Series 2006-4 Notes, all of the Issuer's right, title and interest (whether now owned or hereafter acquired) in, to and under the following (collectively, the "SERIES COLLATERAL"):

          (i) all Collections on the Receivables allocated to the Holders of the Series 2006-4 Notes;

          (ii) all Collections on, if applicable, Interests in Other Floorplan Assets allocated to the Holders of the Series 2006-4 Notes;

          (iii) all Eligible Investments and all monies, instruments, securities, security entitlements, documents, certificates of deposit and other property from time to time on deposit in or credited to the Series Accounts (including any subaccount thereof) and in all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (iv) all present and future claims, demands, causes of action and choses in action regarding any of the foregoing and all payments on any of the foregoing and all proceeds of any nature whatsoever regarding any of the foregoing, including all proceeds of the voluntary or involuntary conversion thereof into cash or other liquid property and all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any kind and other forms of obligations and receivables, instruments and other property that at any time constitute any part of or are included in the proceeds of any of the foregoing.

     The foregoing Grants are made in trust to secure (a) the Issuer's obligations under the Series 2006-4 Notes equally and ratably without prejudice, priority, or distinction between any Series 2006-4 Note and any other Series 2006-4 Notes, (b) the payment of all other sums payable under the 2006-4 Notes, the Indenture and this Indenture Supplement and (c) the compliance with the terms and conditions of the Series 2006-4 Notes, the Indenture and this Indenture Supplement, all as provided herein or therein.

     The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein.

                                   ARTICLE I

                         CREATION OF SERIES 2006-4 NOTES

     Section 1.01. DESIGNATION.

     (a) There is hereby created a Series of Notes to be issued by the Issuer on the Closing Date pursuant to the Indenture and this Indenture Supplement to be known as the "Series 2006-4 Floating Rate Asset Backed Notes" or the "Series 2006-4 Notes." The Series 2006-4 Notes will be issued in two Classes, the first of which will be known as the "Series 2006-4 Floating Rate Asset Backed Notes, Class A" the second of which will be known as the "Series 2006-4 Floating Rate Asset Backed Notes, Class B." The Series 2006-4 Notes will be due and payable on the Series 2006-4 Final Maturity Date.

     (b) Series 2006-4 will be in Excess Interest Sharing Group One and in Principal Sharing Group One. Series 2006-4 will not be a Shared Enhancement Series or in an Interest Reallocation Group. Series 2006-4 will not be subordinated to any other Series.

     (c) The Series 2006-4 Notes are "Notes" and this Indenture Supplement is an "Indenture Supplement" for all purposes under the Indenture. If any provision of the Series 2006-4 Notes or this Indenture Supplement conflicts with or is inconsistent with any provision of the Indenture, the provisions of the Series 2006-4 Notes or this Indenture Supplement, as the case may be, control.

     (d) Each term defined in Section 2.01 of this Indenture Supplement relates only to Series 2006-4 and this Indenture Supplement and to no other Series or Indenture Supplements.

     (e) Notwithstanding anything to the contrary in the Indenture, the Series 2006-4 Notes will be issued in fully registered form in minimum amounts of $100,000 and in integral multiples of $1,000 in excess thereof (except that one Class A Note and one Class B Note may be issued in a different amount so long as such amount exceeds $100,000).

                                   ARTICLE II

                                   DEFINITIONS

     Section 2.01. DEFINITIONS.

     Whenever used in this Indenture Supplement, the following words and phrases have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     "ACCUMULATION PERIOD FACTOR" means, with respect to any Collection Period, a fraction:

          (a) the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series in Principal Sharing Group One (including Series 2006-4); and

          (b) the denominator of which is equal to the sum of (i) the Initial Invested Amount, plus (ii) the initial invested amounts of all outstanding Series in Principal Sharing Group One (other than Series 2006-4) that are not expected to be in their revolving periods from such date to the Expected Final Payment Date;

     provided, however, that this definition may be changed at any time upon receipt by the Indenture Trustee of an Officer's Certificate from the Transferors that such change will not have an Adverse Effect.

     "ACCUMULATION PERIOD LENGTH" has the meaning specified in Section 4.04(f).

     "ACCUMULATION PERIOD RESERVE ACCOUNT" has the meaning specified in Section 4.13(a).

     "ACCUMULATION PERIOD RESERVE ACCOUNT AVAILABLE AMOUNT" means, with respect to each Distribution Date beginning on the Accumulation Period Reserve Account Funding Date and until termination of the Accumulation Period Reserve Account pursuant to Section 4.13(e), the lesser of:

          (a) the amounts on deposit in the Accumulation Period Reserve Account on such Distribution Date (excluding any amounts relating to investment earnings and before giving effect to any (i) deposits made or to be made therein pursuant to Sections 4.04(a)(viii) and (b)(i) on such Distribution Date or (ii) any withdrawal made or to be made therefrom pursuant to
     Section 4.13(c) on such Distribution Date); and

          (b) the Accumulation Period Reserve Account Required Amount for such Distribution Date.

     "ACCUMULATION PERIOD RESERVE ACCOUNT CASH DEPOSIT SUBACCOUNT" has the meaning specified in Section 4.13(a).

     "ACCUMULATION PERIOD RESERVE ACCOUNT DEPOSIT AMOUNT" means, with respect to each Distribution Date beginning on the Accumulation Period Reserve Account Funding Date and until termination of the Accumulation Period Reserve Account pursuant to Section 4.13(e), the excess of (a) the Accumulation Period Reserve Account Required Amount for such Distribution Date, over (b) the Accumulation Period Reserve Account Available Amount for such Distribution Date.

     "ACCUMULATION PERIOD RESERVE ACCOUNT FUNDING DATE" means the Distribution Date occurring in the second Collection Period preceding the scheduled commencement of the Controlled Accumulation Period (or such earlier or later date as may be directed by the Servicer; provided that, if the Accumulation Period Reserve Account Funding Date occurs on a later date, the Accumulation Period Reserve Account is expected to be fully funded by the commencement of the Controlled Accumulation Period).

     "ACCUMULATION PERIOD RESERVE ACCOUNT REQUIRED AMOUNT" means, with respect to each Distribution Date beginning on the Accumulation Period Reserve Account Funding Date and until the Accumulation Period Reserve Account is terminated pursuant to Section 4.13(e), an amount equal to 0.25% of the Initial Note Principal Balance.

     "ACCUMULATION PERIOD RESERVE ACCOUNT SECURITIES SUBACCOUNT" has the meaning specified in Section 4.13(a).

     "ACCUMULATION PERIOD RESERVE DRAW AMOUNT" means, with respect to any Distribution Date relating to the Controlled Accumulation Period or the first Distribution Date relating to the Early Amortization Period, the excess, if any, of (a) the Covered Amount determined as of such Distribution Date, over (b) the portion of the Available Investor Interest Collections for such Distribution Date constituting net investment earnings from the Reserve Fund, the Principal Funding Account and the Accumulation Period Reserve Account.

     "ADDITIONAL INTEREST" means, with respect to any Distribution Date, the sum of (a) the Class A Additional Interest for such Distribution Date, plus (b) the Class B Additional Interest for such Distribution Date.

     "ADJUSTED INVESTED AMOUNT" means, with respect to the Series 2006-4 Notes as of any date of determination, the excess of (a) the Invested Amount as of such date, over (b) the amounts on deposit in the Principal Funding Account (excluding amounts relating to investment earnings) on such date.

     "ADJUSTED POOL BALANCE" has the meaning specified in the Indenture.

     "ADJUSTMENT PAYMENTS" has the meaning specified in the Transfer and Servicing Agreements.

     "AVAILABLE INVESTOR INTEREST COLLECTIONS" means, with respect to any Distribution Date, an amount equal to the sum of (a) the Investor Interest Collections with respect to such

Distribution Date, plus (b) all interest and investment earnings on Eligible Investments credited to the Reserve Fund, the Principal Funding Account and the Accumulation Period Reserve Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date, plus (c) all withdrawals from the Accumulation Period Reserve Account pursuant to Section 4.13(c); plus (d) on the termination of the Accumulation Period Reserve Account pursuant to Section 4.13(e), all remaining amounts on deposit in the Accumulation Period Reserve Account (excluding amounts relating to investment earnings and after giving effect to Section 4.13(c)).

     "AVAILABLE INVESTOR PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, an amount equal to the excess of (a) the sum of (i) the Investor Principal Collections for such Distribution Date, plus (ii) any Shared Principal Collections with respect to other Series in Principal Sharing Group One (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2006-4 pursuant to the Indenture for application as Shared Principal Collections), plus (iii) upon the termination of the Reserve Fund pursuant to Section 4.11(e), all remaining amounts on deposit in the Reserve Fund (excluding amounts relating to investment earnings and after giving effect to Section 4.04(b)(iii)), over (b) any Reallocated Principal Collections for such Distribution Date.

     "AVAILABLE SUBORDINATED AMOUNT" means (a) for the first Determination Date, an amount equal to the Required Subordinated Amount for such Determination Date and (b) for any subsequent Determination Date, an amount equal to the lesser of
(i) the Required Subordinated Amount for such Determination Date and (ii) an amount equal to:

          (A) the Available Subordinated Amount for the prior Determination Date; minus

          (B) the amount of any Available Transferor Collections used to cover certain shortfalls on the related Distribution Date as provided in Section 4.04(b)(ii); minus

          (C) the amount of the Available Subordinated Amount reallocated to the Invested Amount on the related Distribution Date as provided in Sections
     4.05 and 4.06 in order to avoid a reduction of the Invested Amount; plus

          (D) the amount of any Available Investor Interest Collections available to be distributed as provided in Section 4.04(a)(xii) to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement; minus

          (E) the Incremental Subordinated Amount for the prior Determination Date; plus

          (F) the Incremental Subordinated Amount for such Determination Date; minus

          (G) the Subordinated Percentage of the increase in the Series 2006-4 Excess Funding Amount since the prior Distribution Date to the succeeding Distribution Date; plus

          (H) the Subordinated Percentage of the decrease in the Series 2006-4 Excess Funding Amount since the prior Distribution Date to the succeeding Distribution Date; plus

          (I) any increases thereof pursuant to Section 4.09(c).

     "AVAILABLE TRANSFEROR COLLECTIONS" has the meaning specified in Section 4.01(b).

     "AVAILABLE TRANSFEROR INTEREST COLLECTIONS" has the meaning specified in
Section 4.01(b)(iii).

     "AVAILABLE TRANSFEROR PRINCIPAL COLLECTIONS" has the meaning specified in
Section 4.01(b)(iv).

     "BUSINESS DAY" has the meaning specified in the Indenture.

     "CLASS A ADDITIONAL INTEREST" has the meaning specified in Section 4.02(a).

     "CLASS A INTEREST SHORTFALL" has the meaning specified in Section 4.02(a).

     "CLASS A MONTHLY INTEREST" has the meaning specified in Section 4.02(a).

     "CLASS A NOTE INITIAL PRINCIPAL BALANCE" means $2,124,300,000.00.

     "CLASS A NOTE INTEREST RATE" means a per annum rate of 0.25% in excess of LIBOR, as determined (a) on June 26, 2006, for the period from and including the Closing Date through and excluding July 17, 2006 and (b) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

     "CLASS A NOTE PRINCIPAL BALANCE" means, as of any date of determination, the Class A Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class A Noteholders before such date.

     "CLASS A NOTEHOLDER" means the Person in whose name a Class A Note is registered in the Note Register.

     "CLASS A NOTES" means any one of the Series 2006-4 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

     "CLASS B ADDITIONAL INTEREST" has the meaning specified in Section 4.02(b).

     "CLASS B INTEREST SHORTFALL" has the meaning specified in Section 4.02(b).

     "CLASS B INVESTED AMOUNT" means, as of any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of any principal payments made to the Class B Noteholders before such date, minus (c) the cumulative amount of unreimbursed Uncovered Reallocated Principal Collections immediately before such date, but limited to an amount that would reduce the Class B Invested Amount to zero, minus (d) the cumulative amount of unreimbursed Investor Charge-Offs immediately before such date, but limited to an amount that would reduce the Class B Invested Amount to zero.

     "CLASS B MONTHLY INTEREST" has the meaning specified in Section 4.02(b).

     "CLASS B NOTE INITIAL PRINCIPAL BALANCE" means $125,700,000.00.

     "CLASS B NOTE INTEREST RATE" means a per annum rate of 0.55% in excess of LIBOR, as determined (a) on June 26, 2006, for the period from and including the Closing Date through and excluding July 17, 2006 and (b) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

     "CLASS B NOTE PRINCIPAL BALANCE" means, as of any date of determination, the Class B Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class B Noteholders before such date.

     "CLASS B NOTEHOLDER" means the Person in whose name a Class B Note is registered in the Note Register.

     "CLASS B NOTES" means any one of the Series 2006-4 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

     "CLOSING DATE" means June 28, 2006.

     "CONTROLLED ACCUMULATION AMOUNT" means, for any Distribution Date with respect to the Controlled Accumulation Period, $375,000,000.00; provided, however, that if the Accumulation Period Length is determined to be less than six months pursuant to Section 4.04(f), the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (a) the product of (i) the Initial Note Principal Balance, times
(ii) the Accumulation Period Factor for such Collection Period, divided by (b) the Required Accumulation Factor Number.

     "CONTROLLED ACCUMULATION PERIOD" means, unless an Amortization Event has occurred prior thereto, the period beginning on the first day of the December 2010 Collection Period or such later date as is determined in accordance with
Section 4.04(f) and ending on the earlier to occur of (a) the close of business on the day immediately preceding the commencement of the Early Amortization Period and (b) the end of the Collection Period immediately preceding the Distribution Date on which the Note Principal Balance will be paid in full.

     "CONTROLLED DEPOSIT AMOUNT" means, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of (a) the Controlled Accumulation Amount for such Distribution Date and (b) any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

     "COVERED AMOUNT" means, as of any Distribution Date on which the Servicer calculates the Accumulation Period Reserve Draw Amount pursuant to Section 4.13(c), an amount equal to one-twelfth of the product of (a) the amounts on deposit in the Principal Funding Account as of the immediately preceding Distribution Date (excluding amounts relating to investment earnings and after giving effect to any deposit therein on such preceding Distribution Date), times
(b) one-month LIBOR plus 0.267% for the related Interest Period.

     "DEALER OVERCONCENTRATION" means, for any Determination Date, the excess, if any, of (a) the aggregate amount of the Issuer's Principal Receivables arising in connection with all the Accounts of a Dealer or a group of affiliated Dealers as of the last day of the related Collection Period, over (b) 2% (or 5% in the case of Dealers affiliated with AutoNation, Inc. (or its successors in interest)) of the Pool Balance as of the last day of such Collection Period (or, in either case, a higher percentage so long as the Rating Agency Condition has been satisfied).

     "DEFAULTED AMOUNT" means, for any Determination Date, an amount (never less than zero) equal to (a) the amount of all Principal Receivables that became Defaulted Receivables during the related Collection Period, plus (b) if applicable, the principal portion of any Interests in Other Floorplan Assets that defaulted during the related Collection Period, minus (c) the amount of any such Defaulted Receivables or such Interests in Other Floorplan Assets that, in each case, are subject to reassignment to the Transferors in accordance with the terms of the Transfer and Servicing Agreements (except that if an Insolvency Event occurs with respect to a Transferor, the amount of such Defaulted Receivables that are subject to reassignment to such Transferor will be zero), minus (d) the amount of any such Defaulted Receivables or such Interests in Other Floorplan Assets that, in each case, are subject to assignment to the Servicer in accordance with the terms of the Transfer and Servicing Agreements (except that if an Insolvency Event occurs with respect to the Servicer, the amount of such Defaulted Receivables that are subject to assignment to the Servicer will be zero).

     "DEFICIT CONTROLLED ACCUMULATION AMOUNT" means (a) for the first Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such first Distribution Date, over the amount deposited into the Principal Funding Account on such first Distribution Date and (b) for each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date, over the amount deposited into the Principal Funding Account on such subsequent Distribution Date.

     "DISTRIBUTION DATE" means July 17, 2006 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

     "EARLY AMORTIZATION PERIOD" means the period beginning on the first day of the Collection Period in which an Amortization Event with respect to Series 2006-4 occurs (or, if the Servicer is required to make daily deposits of Collections into the Collection Account pursuant to Section 8.04(b) of the Indenture, on the day on which such an Amortization Event occurs) and ending on the earlier to occur of (a) the end of the Collection Period immediately preceding the Distribution Date on which the Note Principal Balance will be paid in full and (b) the Series 2006-4 Final Maturity Date.

     "EXCESS INTEREST COLLECTIONS" has, with respect to Series 2006-4, the meaning specified in Section 4.07.

     "EXCESS TRANSFEROR PERCENTAGE" means:

          (a) for allocating Interest Collections with respect to any Collection Period, the percentage (not less than 0%) equal to 100%, minus the sum of
     (i) the sum of the floating investor percentages for all outstanding Series (including Series 2006-4) with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Trust Available Subordinated Amount as of the Determination Date occurring in the immediately preceding Collection Period, and the denominator of which is the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period; and

          (b) for allocating Principal Collections with respect to any Collection Period, the percentage (not less than 0%) equal to 100%, minus the sum of (i) the floating investor percentages for all outstanding Series (including Series 2006-4) that are in their revolving periods with respect to such Collection Period and the fixed investor percentages for all outstanding Series (including Series 2006-4) that are not in their revolving periods with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Trust Available Subordinated Amount as of the Determination Date occurring in the immediately preceding Collection Period, and the denominator of which is the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period.

     "EXPECTED FINAL PAYMENT DATE" means the June 2011 Distribution Date.

     "FIXED INVESTOR PERCENTAGE" means, with respect to any Collection Period (or portion thereof occurring after the end of the Revolving Period), the percentage equivalent (not to exceed 100%) of a fraction (a) the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and (b) the denominator of which is the greater of (i) the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period and (ii) the sum of the numerators used to calculate the applicable investor percentages for allocating Principal Collections to all outstanding Series (including Series 2006-4) with respect to such Collection Period.

     "FLOATING INVESTOR PERCENTAGE" means, with respect to any Collection Period or, the percentage equivalent (not to exceed 100%) of a fraction (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the immediately preceding Collection Period (or with respect to the first Collection Period, the Initial Invested Amount) and (b) the denominator of which is the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period (or with respect to the first Collection Period, the Adjusted Pool Balance as of the Series Cut-Off
Date).

     "INCREMENTAL SUBORDINATED AMOUNT" means, for any Determination Date, the product of:

          (a) a fraction, (i) the numerator of which is the greater of (A) zero and (B) an amount equal to (1) the Adjusted Invested Amount as of the related Distribution Date (after giving effect to any changes to be made in such amount on such Distribution Date), plus (2) the product of the Initial Invested Amount multiplied by the excess of the Required Pool Percentage over 100%, plus (3) the Required Subordinated Amount on such Determination Date (without giving effect to the Incremental Subordinated Amount), minus
     (4) the Series 2006-4 Excess Funding Amount as of such Determination Date (after giving effect to any changes in such amount on such Determination
     Date) and (ii) the denominator of which is the Pool Balance as of such Determination Date (or with respect to the first Collection Period, the Pool Balance as of the Series Cut-Off Date); times

          (b) the Non-Conforming Receivable Amount as of such Determination
     Date.

     "INDENTURE" means the Indenture, dated as of August 1, 2001, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     "INDENTURE SUPPLEMENT" means this Series 2006-4 Indenture Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

     "INITIAL INVESTED AMOUNT" means, with respect to the Series 2006-4 Notes, $2,250,000,000.00.

     "INITIAL NOTE PRINCIPAL BALANCE" means the sum of (a) the Class A Note Initial Principal Balance, plus (b) the Class B Note Initial Principal Balance.

     "INTEREST COLLECTIONS SHORTFALL" has, with respect to Series 2006-4, the meaning specified in Section 4.07.

     "INTEREST PERIOD" means, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

     "INVESTED AMOUNT" means, with respect to the Series 2006-4 Notes as of any date of determination, an amount equal to (a) the Initial Note Principal Balance, minus (b) the aggregate amount of any principal payments made to the Class A Noteholders and the Class B Noteholders before such date, minus (c) the cumulative amount of unreimbursed Uncovered Reallocated Principal Collections immediately before such date, minus (d) the cumulative amount of unreimbursed Investor Charge-Offs immediately before such date.

     "INVESTOR CHARGE-OFFS" has the meaning specified in Section 4.05.

     "INVESTOR DEFAULT AMOUNT" means, with respect to any Distribution Date, an amount equal to the product of (a) the Floating Investor Percentage for the related Collection Period, times (b) the Defaulted Amount for such Collection Period.

     "INVESTOR INTEREST COLLECTIONS" means, with respect to any Distribution Date, an amount equal to the product of (a) the Floating Investor Percentage for the related Collection Period, times (b) the Interest Collections for such Collection Period.

     "INVESTOR PERCENTAGE" means, with respect to any Collection Period (a) with respect to Interest Collections and Defaulted Amounts at any time and Principal Collections during the Revolving Period, the Floating Investor Percentage and
(b) with respect to Principal Collections during the Controlled Accumulation Period or the Early Amortization Period, the Fixed Investor Percentage.

     "INVESTOR PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Investor Percentage applicable for the related Collection Period and (ii) Principal Collections for such Collection Period, (b) any Available Investor Interest Collections, Reserve Fund Available Amounts, Excess Interest Collections from other Series in Excess Interest Sharing Group One and Available Transferor Collections that, as provided in Sections 4.04(a) and (b), are to be treated as Investor Principal Collections with respect to such Distribution Date.

     "LIBOR" means, with respect to any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for such Interest Period pursuant to Section 4.12.

     "LIBOR DETERMINATION DATE" means (a) June 26, 2006 for the period from and including the Closing Date through but excluding July 17, 2006 and (b) the second London Business Day before the commencement of each subsequent Interest Period.

     "LONDON BUSINESS DAY" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

     "MANUFACTURER OVERCONCENTRATION" means, for any Determination Date, either:

     (a) the excess, if any, of (i) the aggregate amount of the Issuer's Principal Receivables financed by Ford Credit through PRIMUS that relate to a particular Manufacturer (other than Ford or one of its associated Manufacturers) with a long-term credit rating of at least "A-" by Standard & Poor's and Fitch (if rated by Fitch), and "A3" by Moody's (if rated by Moody's) as of the last day of the related Collection Period, over (ii) 10% of the Pool Balance as of the last day of such Collection Period (or a higher percentage so long as the Rating Agency Condition has been satisfied); or

     (b) the excess, if any, of (i) the aggregate amount of the Issuer's Principal Receivables financed by Ford Credit through PRIMUS that relate to a particular Manufacturer (other than Ford or one of its associated Manufacturers) with a long-term credit rating of "BBB+" or lower by Standard & Poor's or unrated by Standard & Poor's, or "BBB+" or lower by Fitch (if rated by Fitch), or "Baa1" or lower by Moody's (if rated by Moody's) as of the last day of the related Collection Period, over (ii) 6% of the Pool Balance as of the last day of such Collection Period (or a higher percentage so long as the Rating Agency Condition has been satisfied).

     "MONTHLY INTEREST" means, with respect to any Distribution Date, the sum of
(a) the Class A Monthly Interest for such Distribution Date, plus (b) the Class B Monthly Interest for such Distribution Date.

     "MONTHLY PRINCIPAL AMOUNT" means the monthly principal distributable in respect of the Series 2006-4 Notes as determined pursuant to Section 4.03.

     "MONTHLY PRINCIPAL PAYMENT RATE" means, with respect to any Collection Period, the percentage equivalent of a fraction (a) the numerator of which is the Principal Collections with respect to such Collection Period and (b) the denominator of which is the Pool Balance as of the first day of such Collection Period.

     "MONTHLY SERVICING FEE" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Floating Investor Percentage for the related Collection Period and (c) the total amount of Principal Receivables and, if applicable, the principal portion of any Interests in Other Floorplan Assets as of the close of business on the last day of the immediately preceding Collection Period, or with respect to the first Collection Period, the total amount of Principal Receivables as of the Series Cut-Off Date, in either case, excluding the principal portion of any Interests in Other Floorplan Assets owned by the Issuer that are not serviced by the Servicer; provided that with respect to the first Distribution Date, the Monthly Servicing Fee will equal $187,500.00.

     "NON-CONFORMING RECEIVABLE AMOUNT" means, for any Determination Date, the excess, if any, of:

          (a) the sum of (i) Principal Receivables constituting Ineligible Receivables for such Determination Date, plus (ii) the aggregate amount of Dealer Overconcentrations,

     Manufacturer Overconcentrations, PRIMUS Overconcentrations and Used Vehicle Overconcentrations for such Determination Date; over

          (b) the sum of (i) Principal Receivables constituting Ineligible Receivables that became Defaulted Receivables during the period beginning on the immediately preceding Determination Date and ending on the day immediately preceding the current Determination Date, plus (ii) the aggregate amount of Principal Receivables contributing to Dealer Overconcentrations, Manufacturer Overconcentrations, PRIMUS Overconcentrations and Used Vehicle Overconcentrations that, in each case, became Defaulted Receivables during the period beginning on the immediately preceding Determination Date and ending on the day immediately preceding the current Determination Date.

     "NOTE PRINCIPAL BALANCE" means, as of any date of determination, the sum of
(a) the Class A Note Principal Balance on such date, plus (b) the Class B Note Principal Balance on such date.

     "PERCENTAGE INTEREST" means the portion of the Transferor Interest, expressed as a percentage, as stated on the face of each Certificate (as defined in the Trust Agreement), if certificated, and otherwise as indicated in the books and records of the Owner Trustee in accordance with the Trust Agreement.

     "POOL BALANCE" has the meaning specified in the Indenture.

     "PRIMUS" means PRIMUS Financial Services, a division of Ford Credit, and its successors and predecessors in interest (including Primus Automotive Financial Services, Inc., a New York corporation that was formerly a wholly-owned subsidiary of Ford Credit).

     "PRIMUS OVERCONCENTRATION" means, for any Determination Date, the excess, if any, of (a) the aggregate amount of the Issuer's Principal Receivables financed by Ford Credit through PRIMUS that relate to all Manufacturers (other than Ford or one of its associated Manufacturers) as of the last day of the related Collection Period, over (b) 30% of the Pool Balance as of the last day of such Collection Period (or a higher percentage so long as the Rating Agency Condition has been satisfied).

     "PRINCIPAL FUNDING ACCOUNT" has the meaning specified in Section 4.10(a).

     "PRINCIPAL FUNDING ACCOUNT CASH DEPOSIT SUBACCOUNT" has the meaning specified in Section 4.10(a).

     "PRINCIPAL FUNDING ACCOUNT SECURITIES SUBACCOUNT" has the meaning specified in Section 4.10(a).

     "PRINCIPAL SHARING GROUP ONE" means Series 2006-4 and each other Series specified in the related Indenture Supplements to be included in Principal Sharing Group One.

     "PRINCIPAL SHORTFALL" has, with respect to Series 2006-4, the meaning specified in Section 4.08(a).

     "PRINCIPAL TERMS" has the meaning specified in the Indenture.

     "RATING AGENCY" means each of Standard & Poor's, Fitch and Moody's.

     "RATING AGENCY CONDITION" means the notification in writing by each of Moody's, Standard & Poor's and Fitch to the Transferors, the Servicer and the Indenture Trustee that a proposed action will not result in such Rating Agency reducing or withdrawing its then existing rating of the investor note of any outstanding Series or Class of a Series with respect to which it is a Rating Agency.

     "REALLOCATED PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the amount of Investor Principal Collections applied in accordance with
Section 4.06 in an amount not to exceed:

          (a) with respect to the Class A notes, the sum of the Available Subordinated Amount plus the Class B Invested Amount for that Distribution Date (in each case after giving effect to any change in that amount on that date); and

          (b) with respect to the Class B notes, the Available Subordinated Amount for that Distribution Date (after giving effect to any change in that amount on that date).

     "REASSIGNMENT AMOUNT" means, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Note Principal Balance on such Distribution Date, plus (b) the Monthly Interest for such Distribution Date, together with any Monthly Interest previously due but not paid to the Series 2006-4 Noteholders on prior Distribution Dates, plus (c) any Additional Interest for such Distribution Date.

     "REFERENCE BANKS" means four major banks in the London interbank market selected by the Servicer.

     "REQUIRED ACCUMULATION FACTOR NUMBER" means a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest Monthly Principal Payment Rate on the Accounts, expressed as a decimal, for the twelve months preceding the date of such calculation; provided, however, that this definition may be changed at any time upon receipt by the Indenture Trustee of an Officer's Certificate from the Servicer that such change will not have an Adverse Effect.

     "REQUIRED POOL PERCENTAGE" means, 104%, except that the Transferors may reduce this percentage so long as the Rating Agency Condition is satisfied with respect to the Series 2006-4 Notes.

     "REQUIRED SUBORDINATED AMOUNT" means, as of any date of determination, the sum of:

          (a) the greater of (i) zero and (ii) the product of (A) the Subordinated Percentage, times (B) the excess of the Adjusted Invested Amount over the Series 2006-4 Excess Funding Amount on such date (after giving effect to any changes in such amount on such date); plus

          (b) the Incremental Subordinated Amount for such date.

     "REQUIRED TRANSFEROR AMOUNT" has the meaning specified in the Indenture.

     "RESERVE FUND" has the meaning specified in Section 4.11(a).

     "RESERVE FUND AVAILABLE AMOUNT" means, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Fund on such date (excluding any net investment earnings on amounts on deposit therein and before giving effect to any (i) deposit made or to be made therein pursuant to Section 4.04(a) on such date or (ii) any withdrawal made or to be made therefrom pursuant to Section 4.04(b)(iii) on such date) and (b) the Reserve Fund Required Amount for such Distribution Date.

     "RESERVE FUND CASH DEPOSIT SUBACCOUNT" has the meaning specified in Section 4.11(a).

     "RESERVE FUND DEPOSIT AMOUNT" means, with respect to any Distribution Date, the excess, if any, of (a) the Reserve Fund Required Amount for such Distribution Date, over (b) the Reserve Fund Available Amount for such Distribution Date.

     "RESERVE FUND INITIAL AMOUNT" means $22,500,000.00.

     "RESERVE FUND REQUIRED AMOUNT" means, with respect to any Distribution Date, an amount equal to the product of 1.00%, times the Adjusted Invested Amount on such Distribution Date (after giving effect to any changes therein on such Distribution Date); provided, however, that the Reserve Fund Required Amount for the Closing Date is the Reserve Fund Initial Amount; and, provided, further, that for any Distribution Date with respect to the Early Amortization Period, the Reserve Fund Required Amount for such Distribution Date will be the product of 5.00%, times the Initial Note Principal Balance.

     "RESERVE FUND SECURITIES SUBACCOUNT" has the meaning specified in Section 4.11(a).

     "REVOLVING PERIOD" means the period beginning on the Closing Date and ending on the earlier of the close of business on the day immediately preceding the date on which the Controlled Accumulation Period or the Early Amortization Period commences.

     "SECURITIES INTERMEDIARY" has the meaning specified in the Indenture.

     "SERIES 2006-4" means the Series of Notes, the Principal Terms of which are specified in this Indenture Supplement.

     "SERIES 2006-4 AMORTIZATION EVENT" has the meaning specified in Section
6.01.

     "SERIES 2006-4 EXCESS FUNDING AMOUNT" means, as of any date of determination, the product of (a) the amount on deposit in the Excess Funding Account (excluding amounts relating to investment earnings) on such date, times
(b) a fraction (i) the numerator of which is the Adjusted Invested Amount as of such date and (ii) the denominator of which is the sum of the adjusted invested amounts of each outstanding Series (including Series 2006-4) being allocated a portion of the funds on deposit in the Excess Funding Account.

     "SERIES 2006-4 FINAL MATURITY DATE" means the June 2013 Distribution Date.

     "SERIES 2006-4 NOTE" means a Class A Note or a Class B Note.

     "SERIES 2006-4 NOTEHOLDER" means a Class A Noteholder or a Class B Noteholder.

     "SERIES 2006-4 NOTEHOLDERS' COLLATERAL" means the Noteholders' Collateral for Series 2006-4.

     "SERIES ACCOUNT CASH DEPOSIT SUBACCOUNTS" means, with respect to Series 2006-4, the Principal Funding Account Cash Deposit Subaccount, the Reserve Fund Cash Deposit Subaccount and the Accumulation Period Reserve Account Cash Deposit Subaccount.

     "SERIES ACCOUNTS" means, with respect to Series 2006-4, the Principal Funding Account and the Accumulation Period Reserve Account.

     "SERIES ACCOUNT SECURITIES SUBACCOUNTS" means, with respect to Series 2006-4, the Principal Funding Account Securities Subaccount, the Reserve Fund Securities Subaccount and the Accumulation Period Reserve Account Securities Subaccount.

     "SERIES COLLATERAL" has the meaning specified in the Granting Clauses of this Indenture Supplement.

     "SERIES CUT-OFF DATE" means the close of business on May 31, 2006.

     "SERVICING FEE RATE" means 1% per annum or such lesser percentage as may be specified by the Servicer in an Officer's Certificate delivered to the Indenture Trustee stating that, in the reasonable belief of the Servicer, such change in percentage will not result in an Adverse Effect.

     "SHARED PRINCIPAL COLLECTIONS" has, with respect to Series 2006-4, the meaning specified in Section 4.08.

     "SUBORDINATED PERCENTAGE" means the percentage equivalent of a fraction (a) the numerator of which is the Subordination Factor and (b) the denominator of which is the excess of 100%, over the Subordination Factor.

     "SUBORDINATION FACTOR" means, for the Series 2006-4 Notes, 10.50%.

     "TELERATE PAGE 3750" means the display page currently so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace such page in that service for the purpose of displaying comparable rates or prices).

     "TRANSFEROR AMOUNT" has the meaning specified in the Indenture.

     "TRANSFEROR INTEREST COLLECTIONS" means, with respect to any Collection Period, the product of (a) the applicable Transferor Percentage for such Collection Period, times (b) the Interest Collections for such Collection Period.

     "TRANSFEROR PERCENTAGE" has the meaning specified in the Indenture.

     "TRANSFEROR PRINCIPAL COLLECTIONS" means, with respect to any Collection Period, the product of (a) the applicable Transferor Percentage for such Collection Period, times (b) the Principal Collections for such Collection Period.

     "TRUST AVAILABLE SUBORDINATED AMOUNT" means, as of any date of determination, the sum of the available subordinated amounts as of such date for all outstanding Series (including Series 2006-4).

     "UNCOVERED REALLOCATED PRINCIPAL COLLECTIONS" has the meaning specified in
Section 4.06.

     "USED VEHICLE OVERCONCENTRATION" means, for any Determination Date, the excess, if any, of (a) the aggregate amount of the Issuer's Principal Receivables relating to Used Vehicles as of the last day of the related Collection Period, over (b) 20% of the Pool Balance as of the last day of such Collection Period (or a higher percentage so long as the Rating Agency Condition has been satisfied).

     Section 2.02. OTHER DEFINITIONAL PROVISIONS.

     (a) All terms used herein and not otherwise defined herein have meanings ascribed to them in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement, as applicable.

     (b) All terms defined in this Indenture Supplement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Indenture Supplement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture Supplement or in any such certificate or other document, and accounting terms partly defined in this Indenture Supplement or in any such certificate or other document to the extent not defined, have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and as in effect on the date of this Indenture Supplement. To the extent that the definitions of accounting terms in this Indenture Supplement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Indenture Supplement or in any such certificate or other document control.

     (d) Unless otherwise specified, references to any dollar amount as of any particular date means such amount at the close of business on such day.

     (e) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture Supplement refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement. References to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Indenture Supplement, unless otherwise specified. The term "including" means "including without limitation."

                                  ARTICLE III

                                  SERVICING FEE

     Section 3.01. SERVICING COMPENSATION.

     The share of the Servicing Fee allocable to the Series 2006-4 Noteholders with respect to any Distribution Date is equal to the Monthly Servicing Fee. The portion of the Servicing Fee that is not allocable to the Series 2006-4 Noteholders will be paid by the holders of the Transferor Interest or the Noteholders of other Series (as provided in the related Indenture Supplements) and in no event will the Issuer, the Indenture Trustee or the Series 2006-4 Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the Noteholders of any other Series.

                                   ARTICLE IV

                       RIGHTS OF SERIES 2006-4 NOTEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.01. COLLECTIONS AND ALLOCATIONS.

     (a) Allocations. As provided in Section 8.03(a) of the Indenture, Interest Collections and Principal Collections, as well as Defaulted Receivables, will be allocated between Series 2006-4 and the Transferor Interest and then applied in respect thereof pursuant to this Article IV.

     (b) Allocations to Transferor Interest. The Servicer will on each Deposit Date make the following allocations to the Transferor Interest:

          (i) an amount equal to the product of the Excess Transferor Percentage for the related Collection Period and the Interest Collections for such Collection Period will be deducted from the Transferor Interest Collections for such Collection Period and distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement;

          (ii) an amount equal to the product of the Excess Transferor Percentage for the related Collection Period and the Principal Collections for such Collection Period will be deducted from the Transferor Principal Collections for such Collection Period and distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement, but only to the extent that the Transferor Amount on such Deposit Date (determined after giving effect to any Principal Receivables or, if applicable, Interests in Other Floorplan Assets transferred to the Issuer) exceeds the Required Transferor Amount for the immediately preceding Determination Date;

          (iii) an amount equal to the excess of (A) the Transferor Interest Collections for the related Collection Period, over (B) the amount calculated pursuant to clause (i) above will constitute "AVAILABLE TRANSFEROR INTEREST COLLECTIONS" for such Collection Period; and

          (iv) an amount equal to the excess of (A) the Transferor Principal Collections for the related Collection Period, over (B) the amount calculated pursuant to clause (ii) above will constitute "AVAILABLE TRANSFEROR PRINCIPAL COLLECTIONS" for such Collection Period.

     Unless the Servicer is allocating pursuant to another method which satisfies the Rating Agency Condition, the sum of Available Transferor Interest Collections and Available Transferor Principal Collections for any Collection Period (such sum being "AVAILABLE TRANSFEROR COLLECTIONS" for such Collection Period) will be deposited into the Collection

Account for application as provided herein and in any other Indenture Supplements, but only to the extent that (i) (A) such funds are needed to cover (pursuant to Section 4.04(b)(ii)) shortfalls in distributions and deposits required to be made from Available Investor Interest Collections for the related Distribution Date and Excess Interest Collections for such Distribution Date available for the Series 2006-4 Notes from other Series in Excess Interest Sharing Group One or (B) such funds are needed to cover similar shortfalls for other Series or (ii) during an Early Amortization Period, such funds (in an amount not to exceed the Available Subordinated Amount) are needed to cover amounts payable pursuant to Section 4.04(d)(iii) for the related Distribution Date. Any remaining Available Transferor Collections not required to be deposited into the Collection Account will be distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement, but only to the extent that the Transferor Amount on such Deposit Date (determined after giving effect to any Principal Receivables or, if applicable, Interests in Other Floorplan Assets transferred to the Issuer) exceeds the Required Transferor Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date).

     The allocations made from Collections in respect of the Transferor Interest pursuant to this Section 4.01(b) do not apply to funds deposited into the Collection Account that do not represent Collections. Such funds that do not represent Collections include payment of the purchase price for the Noteholders' Collateral pursuant to Section 2.03(c) or 6.01 of the Transfer and Servicing Agreements or Section 5.05 or 11.04 of the Indenture and payment of the purchase price for the Series 2006-4 Noteholders' Collateral pursuant to Section 7.01 of this Indenture Supplement.

     Notwithstanding anything to the contrary herein or in the Indenture, all Interest Collections and Principal Collections relating to the time period from but excluding the Series Cut-Off Date to but excluding the Closing Date, will not be subject to allocation to Series 2006-4 pursuant to the Indenture or this Indenture Supplement. All such Collections will be allocated solely to the Transferor Interest and will be distributed by the Servicer to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement.

     (c) Allocations to Series 2006-4. The Servicer will on each Deposit Date allocate to the Series 2006-4 Noteholders and deposit into the Collection Account for application as provided herein the following amounts:

          (i) an amount equal to the product of the Floating Investor Percentage for the related Collection Period and the Interest Collections for such Collection Period, but only to the extent necessary to cause the amounts then on deposit in the Collection Account due to deposits therein pursuant to this clause (i) to equal the amounts to be distributed on the related Distribution Date pursuant to clauses (i) through (ix) of Section 4.04(a); and

          (ii) an amount equal to the product of the Investor Percentage applicable for the related Collection Period and the Principal Collections for such Collection Period, but only to the extent necessary to cause the amounts then on deposit in the Collection Account due to deposits therein pursuant to this clause (ii) to equal the amounts to be distributed on the related Distribution Date pursuant to Section 4.04(b)(iv), (c) or (d), as applicable.

     Section 4.02. DETERMINATION OF MONTHLY INTEREST.

     (a) The amount of monthly interest (the "CLASS A MONTHLY INTEREST") distributable from the Collection Account with respect to the Class A Notes on any Distribution Date will be calculated by the Servicer and will be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period, times (iii) the Class A Note Principal Balance as of the close of business on the last day of the related Collection Period.

     On the Determination Date relating to each Distribution Date, the Servicer will determine the excess, if any (such excess, the "CLASS A INTEREST SHORTFALL"), of (1) the Class A Monthly Interest for such Distribution Date, over (2) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount (the "CLASS A ADDITIONAL INTEREST") calculated by the Servicer and equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period, times (iii) such Class A Interest Shortfall (including any unpaid Class A Interest Shortfalls for prior Distribution Dates) will be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, the Class A Additional Interest will be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest (the "CLASS B MONTHLY INTEREST") distributable from the Collection Account with respect to the Class B Notes on any Distribution Date will be calculated by the Servicer and will be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period, times (iii) the Class B Note Principal Balance as of the close of business on the last day of the related Collection Period.

     On the Determination Date relating to each Distribution Date, the Servicer will determine the excess, if any (such excess, the "CLASS B INTEREST SHORTFALL"), of (1) the Class B Monthly Interest for such Distribution Date, over (2) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount (the

"CLASS B ADDITIONAL INTEREST") calculated by the Servicer and equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period, times (iii) such Class B Interest Shortfall (including any unpaid Class B Interest Shortfalls for prior Distribution Dates) will be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, the Class B Additional Interest will be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

     Section 4.03. DETERMINATION OF MONTHLY PRINCIPAL AMOUNT.

     The amount of monthly principal distributable from the Collection Account with respect to the Notes on each Distribution Date (the "MONTHLY PRINCIPAL AMOUNT"), beginning with the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, will be equal to the least of (i) the Available Investor Principal Collections with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (iii) the Adjusted Invested Amount as of such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.05 and 4.06).

     Section 4.04. APPLICATION OF AVAILABLE FUNDS ON DEPOSIT IN COLLECTION ACCOUNT AND OTHER SOURCES.

     (a) On each Distribution Date, the Servicer will apply, or direct the Indenture Trustee to apply by written instruction to the Indenture Trustee, Available Investor Interest Collections with respect to such Distribution Date on deposit in the Collection Account to make the following distributions or deposits in the following priority:

          (i) an amount equal to the Class A Monthly Interest for such Distribution Date, together with any Class A Monthly Interest previously due but not paid to the Class A Noteholders on prior Distribution Dates and any Class A Additional Interest for such Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders;

          (ii) an amount equal to the Class B Monthly Interest for such Distribution Date, together with any Class B Monthly Interest previously due but not paid to the Class B Noteholders on prior Distribution Dates and any Class B Additional Interest for such Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders;

          (iii) if Ford Credit or one of its Affiliates is no longer the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date, together with any Monthly Servicing Fees previously due but not distributed to the Servicer on prior

     Distribution Dates, will be distributed to the Servicer (unless such amount has been netted against deposits into the Collection Account in accordance with Section 8.04(c) of the Indenture);

          (iv) an amount equal to the Investor Default Amount for such Distribution Date will be treated as Investor Principal Collections for such Distribution Date;

          (v) an amount equal to the Reserve Fund Deposit Amount for such Distribution Date will be deposited into the Reserve Fund;

          (vi) an amount equal to the sum of Investor Charge-Offs that have not been previously reimbursed will be treated as Investor Principal Collections for such Distribution Date;

          (vii) an amount equal to the sum of Reallocated Principal Collections that have not been previously reimbursed will be treated as Investor Principal Collections for such Distribution Date;

          (viii) beginning on the Accumulation Period Reserve Account Funding Date, an amount equal to the Accumulation Period Reserve Account Deposit Amount for such Distribution Date will be deposited into the Accumulation Period Reserve Account;

          (ix) if Ford Credit or one of its Affiliates is the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date, together with any Monthly Servicing Fees previously due but not distributed to the Servicer on prior Distribution Dates, will be distributed to the Servicer (unless such amount has been netted against deposits into the Collection Account in accordance with Section 8.04(c) of the Indenture);

          (x) an amount equal to the excess of the Required Subordinated Amount over the Available Subordinated Amount will be distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement to increase the Available Subordinated Amount by the amount so distributed (unless such amount has been netted against deposits into the Collection Account in accordance with Section 8.04(c) of the Indenture);

          (xi) an amount equal to the Interest Collections Shortfalls for other outstanding Series in Excess Interest Sharing Group One will be treated as Excess Interest Collections available from Series 2006-4 and applied to cover the Interest Collections Shortfalls for other outstanding Series in Excess Interest Sharing Group One; and

          (xii) all remaining Available Investor Interest Collections for such Distribution Date will be distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement (unless such amount has been netted against deposits into the Collection Account in accordance with
     Section 8.04(c) of the Indenture).

     (b) If Available Investor Interest Collections with respect to any Distribution Date are insufficient to distribute or deposit the full amounts required under certain of the clauses of Section 4.04(a), the Servicer will apply, or direct the Indenture Trustee to apply by written instructions to the Indenture Trustee, on such Distribution Date available funds from the following sources in the following order to make up any shortfalls:

          (i) from Excess Interest Collections available from other outstanding Series in Excess Interest Sharing Group One, but only to cover shortfalls in the distributions and deposits required under clauses (i) through (x) of
     Section 4.04(a) in that order;

          (ii) from Available Transferor Collections available for deposit into the Collection Account, but only in an amount not exceeding the Available Subordinated Amount (before giving effect to Section 4.05) for such Distribution Date and only to cover shortfalls in the distributions and deposits required under clauses (i) through (vii) of Section 4.04(a) in that order; provided that, if the amount of Available Transferor Collections is insufficient to cover such shortfalls for Series 2006-4, as well as any similar shortfalls for other Series, then Available Transferor Collections will be allocated to Series 2006-4 based on the ratio that the Available Subordinated Amount for Series 2006-4 bears to the aggregate Available Subordinated Amount for all Series (including Series 2006-4) having such shortfalls; and, provided, further, that if the amount of Available Transferor Collections exceeds the aggregate amount of such shortfalls for all Series (including Series 2006-4), then the excess Available Transferor Collections will be applied to cover any unpaid Adjustment Payments;

          (iii) from the Reserve Fund Available Amount, but only to cover shortfalls in the distributions and deposits required under clauses (i) through (iv) of Section 4.04(a) in that order; and

          (iv) from the Reallocated Principal Collections for such Distribution Date, but only to cover shortfalls in the distribution required under clauses (i) and (ii) of Section 4.04(a).

     (c) On each Distribution Date with respect to the Revolving Period, the Servicer will apply, or direct the Indenture Trustee to apply by written instruction to the Indenture Trustee, Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions or deposits in the following priority:

          (i) such Available Investor Principal Collections will be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with Section 4.08 hereof and Section 8.05(c) of the Indenture; and

          (ii) the balance of such Available Investor Principal Collections not applied pursuant to clause (i) above will be distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement (unless such amount has been netted against deposits into the Collection Account in accordance with Section 8.04(c) of the Indenture), but only to the extent that such balance is not otherwise required to be deposited into the Excess Funding Account pursuant to Section 8.03(b) of the Indenture.

     (d) On each Distribution Date with respect to the Controlled Accumulation Period or the Early Amortization Period, the Servicer will apply, or direct the Indenture Trustee to apply by written instruction to the Indenture Trustee, Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions or deposits in the following priority:

          (i) during the Controlled Accumulation Period and before the payment in full of the Class A Notes and the Class B Notes, (A) an amount equal to the excess, if any, of the Monthly Principal Amount for such Distribution Date, over the Series 2006-4 Excess Funding Amount (up to the Controlled Deposit Amount for such Distribution Date) will be deposited into the Principal Funding Account and (B) the Series 2006-4 Excess Funding Amount (up to the Controlled Deposit Amount for such Distribution Date) will be withdrawn from the Excess Funding Account and deposited into the Principal Funding Account;

          (ii) so long as the Early Amortization Period has not commenced, on the Expected Final Payment Date, all Available Investor Principal Collections for such Distribution Date, together with all available amounts then on deposit in the Principal Funding Account (including any Series 2006-4 Excess Funding Amount deposited therein during the related Collection Period), will be distributed to the Paying Agent for payment first to the Class A Noteholders until the Principal Balance of the Class A Notes is reduced to zero and then for payment to the Class B Noteholders until the Principal Balance of the Class B Notes is reduced to zero;

          (iii) during the Early Amortization Period, all Available Investor Principal Collections for such Distribution Date, together with all available amounts, if any, then on deposit in the Principal Funding Account (including any Series 2006-4 Excess Funding Amount deposited therein during the related Collection Period or on such Distribution Date and Available Transferor Collections (in an amount not to exceed the Available Subordinated Amount)), will be distributed to the Paying Agent first for payment to the Class A Noteholders until the Principal Balance of the Class A Notes is reduced to zero and then for payment to the Class B Noteholders until the Principal Balance of the Class B Notes is reduced to zero; and

          (iv) the balance of such Available Investor Principal Collections will be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with Section 4.08 hereof and
     Section 8.05(c) of the Indenture.

     (e) On each Distribution Date with respect to the Controlled Accumulation Period, the Indenture Trustee, acting in accordance with written instructions from the Servicer, will withdraw from the Excess Funding Account and deposit into the Principal Funding Account the Series 2006-4 Excess Funding Amount (up to the Controlled Deposit Amount for such Distribution Date) pursuant to Section 4.04(d)(i). On the first Distribution Date with respect to the Early Amortization Period, the Indenture Trustee, acting in accordance with the written instructions from the Servicer, will withdraw from the Excess Funding Account and distribute to the Paying Agent for payment to the Series 2006-4 Noteholders the Series 2006-4 Excess Funding Amount pursuant to Section 4.04(d)(iii).

     (f) The Controlled Accumulation Period is scheduled to commence on the first day of the December 2010 Collection Period; provided, however, that, if the Accumulation Period Length (determined as described below) is less than six Collection Periods, the date on which the Controlled Accumulation Period actually commences will be delayed to the first day of the Collection Period that is the number of whole Collection Periods before the Expected Final Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Collection Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On or before each Determination Date beginning with the Determination Date in the November 2010 Collection Period and ending when the Controlled Accumulation Period begins, the Servicer will determine the "ACCUMULATION PERIOD LENGTH," which will equal the number of whole Collection Periods such that the sum of the Accumulation Period Factors for each Collection Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one Collection Period; and provided, further, that the determination of the Accumulation Period Length may be changed at any time upon receipt by the Indenture Trustee of an Officer's Certificate from the Servicer that such change will not have an Adverse Effect.

     (g) The amount of all distributions and deposits that are required to be made by the Indenture Trustee pursuant to Sections 4.04, 4.06, 4.09, 4.10, 4.13 and 4.14 shall be set forth in written instructions provided by the Servicer to the Indenture Trustee no later than the second (2nd) Business Day prior to the related Distribution Date or other date on which the related distribution or deposit is required to be made by the Indenture Trustee.

     (h) All distributions that are made by the Indenture Trustee to the Owner Trustee for distribution to the holders of the Transferor Interest pursuant to this Indenture Supplement shall be made in accordance with such written remittance instructions as may be provided to the Indenture Trustee by the Owner Trustee from time to time.

     Section 4.05. INVESTOR CHARGE-OFFS.

     On each Determination Date, the Servicer will calculate the Investor Default Amount, if any, for the related Distribution Date. If the Investor Default Amount for any Distribution Date exceeds the sum of:

          (i) the Available Investor Interest Collections for such Distribution Date applied to fund such Investor Default Amount pursuant to Section 4.04(a)(iv);

          (ii) the Excess Interest Collections available from other outstanding Series in Excess Interest Sharing Group One for such Distribution Date applied to fund such Investor Default Amount pursuant to Section 4.04(a)(iv) in accordance with Section 4.04(b)(i);

          (iii) the Available Transferor Collections retained in the Collection Account for such Distribution Date applied to fund such Investor Default Amount pursuant to Section 4.04(a)(iv) in accordance with Section 4.04(b)(ii); and

          (iv) the Reserve Fund Available Amount for such Distribution Date applied to fund such Investor Default Amount pursuant to Section 4.04(a)(iv) in accordance with Section 4.04(b)(iii);

     then, if the Available Subordinated Amount is greater than zero (after giving effect to any reductions thereof pursuant to Section 4.04(b)(ii)), a portion of the Available Subordinated Amount for the related Determination Date, in an amount not to exceed the lesser of (1) the Available Subordinated Amount and (2) the amount of such unfunded Investor Default Amount, will be reallocated to the Series 2006-4 Notes in order to avoid a reduction of the Invested Amount. Any excess of the amount of such unfunded Investor Default Amount over the amount of the Available Subordinated Amount reallocated pursuant to this Section will constitute an "INVESTOR CHARGE-OFF" for such Distribution Date and will reduce the Invested Amount. The amount of any Available Subordinated Amount reallocated pursuant to this Section will reduce the Available Subordinated Amount by the amount so reallocated.

     Section 4.06. REALLOCATED PRINCIPAL COLLECTIONS.

     On each Distribution Date, the Servicer will apply, or direct the Indenture Trustee by written instruction to the Indenture Trustee to withdraw from the Collection Account and apply, Reallocated Principal Collections with respect to such Distribution Date and apply such amounts on such Distribution Date in accordance with Section 4.04(b)(iv). If, on any Distribution Date, Reallocated Principal Collections for such Distribution Date are so applied, then, if the Available Subordinated Amount is greater than zero (after giving effect to any reductions thereof pursuant to Sections 4.04(b)(ii) and 4.05), a portion of the Available Subordinated Amount, in an amount not to exceed the lesser of (1) the Available Subordinated Amount and (2) the amount of such Reallocated Principal Collections, will be reallocated to the Series 2006-4 Notes in order to avoid a reduction of the Invested Amount. Any excess of the amount of such Reallocated Principal Collections over the amount of the Available Subordinated Amount reallocated pursuant to this Section will constitute "UNCOVERED REALLOCATED PRINCIPAL COLLECTIONS" for such Distribution Date and will reduce the Invested Amount. The amount of any Available Subordinated Amount reallocated pursuant to this Section will reduce the Available Subordinated Amount by the amount so reallocated.

     Section 4.07. EXCESS INTEREST COLLECTIONS.

     Subject to Section 8.05(b) of the Indenture, Excess Interest Collections with respect to the Excess Interest Sharing Series in Excess Interest Sharing Group One for any Distribution Date will be allocated to Series 2006-4 in an amount equal to the product of (i) the aggregate amount of Excess Interest Collections with respect to all the Excess Interest Sharing Series in Excess Interest Sharing Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Interest Collections Shortfall for Series 2006-4 for such Distribution Date and the denominator of which is the aggregate amount of Interest Collections Shortfalls for all the Excess Interest Sharing Series in Excess Interest Sharing Group One for such Distribution Date. The "INTEREST COLLECTIONS SHORTFALL" for Series 2006-4 for any Distribution Date will equal the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to clauses (i) through (x) of Section 4.04(a) on such Distribution Date, over (b) the Available Investor Interest Collections for such Distribution Date. The "EXCESS INTEREST COLLECTIONS" with respect to Series 2006-4 for any Distribution Date will equal the excess, if any, of (a) the Available Investor Interest Collections for such Distribution Date, over (b) the full amount required to be distributed, without duplication, pursuant to clauses
(i) through (x) of Section 4.04(a) on such Distribution Date.

     Section 4.08. SHARED PRINCIPAL COLLECTIONS.

     Subject to Section 8.05(c) of the Indenture, the aggregate amount of Shared Principal Collections with respect to the Principal Sharing Series in Principal Sharing Group One for any Distribution Date will be allocated to Series 2006-4 in an amount equal to the product of (i) such aggregate amount, times (ii) a fraction, the numerator of which is the Principal Shortfall for Series 2006-4 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Principal Sharing Series in Principal Sharing Group One for such Distribution Date. The "PRINCIPAL SHORTFALL" for Series 2006-4 for any Distribution Date will equal (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date, over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and
(c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Adjusted Invested Amount, over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections). The "SHARED PRINCIPAL COLLECTIONS" with respect to Series 2006-4 for any Distribution Date will equal the excess, if any, of (a) the


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

Available Investor Principal Collections for such Distribution Date (without giving effect to clause (a)(ii) of the definition thereof), over (b) the full amount required to be deposited or distributed, without duplication, pursuant to Sections 4.04(c) and (d) on such Distribution Date.

     Section 4.09. AVAILABLE SUBORDINATED AMOUNT.

     (a) On each Distribution Date, the Servicer will apply, or cause the Indenture Trustee by written instruction to the Indenture Trustee to withdraw the Available Transferor Collections on deposit in the Collection Account with respect to such Distribution Date and apply, such amounts to the extent necessary on such Distribution Date in accordance with Section 4.04(b)(ii). The amount of any such Available Transferor Collections so applied on any Distribution Date will reduce the Available Subordinated Amount by the amount so applied. The balance of Available Transferor Collections on deposit in the Collection Account on any Distribution Date, after giving effect to any distributions or deposits thereof in accordance with Section 4.04(b)(ii), will be distributed by the Indenture Trustee, at the written direction of the Servicer, to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement, but only to the extent that the Transferor Amount (determined after giving effect to any Principal Receivables or, if applicable, Interests in Other Floorplan Assets transferred to the Issuer on such Distribution Date) exceeds the Required Transferor Amount for the immediately preceding Determination Date. In addition, during an Early Amortization Period, Available Transferor Collections, to the extent of the Available Subordinated Amount, will be available for distribution in accordance with Section 4.04(d)(iii). However, the amount of any such Available Transferor Collections so applied on any Distribution Date will not reduce the Available Subordinated Amount by the amount so applied.

     (b) The Available Subordinated Amount may also be reallocated to the Invested Amount in order to avoid a reduction of the Invested Amount pursuant to
(i) unfunded Investor Default Amounts pursuant to Section 4.05 or (ii) Reallocated Principal Collections pursuant to Section 4.06. The amount of the Available Subordinated Amount so reallocated on any Distribution Date will reduce the Available Subordinated Amount by the amount so reallocated.

     (c) Notwithstanding any other provision herein, the Transferors may elect to increase the Available Subordinated Amount; provided that the cumulative amount of such increases pursuant to this Section 4.09(c) does not exceed 3.50% of the Initial Note Principal Balance.

     Section 4.10. PRINCIPAL FUNDING ACCOUNT.

     (a) The Indenture Trustee, for the benefit of the Noteholders, will establish and maintain with the Indenture Trustee in the name of the Indenture Trustee, on behalf of the Issuer, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "PRINCIPAL FUNDING ACCOUNT"). The Principal Funding Account will consist of two segregated subaccounts: (i) the "PRINCIPAL FUNDING ACCOUNT SECURITIES SUBACCOUNT" to which financial assets (other than cash and money) credited to the Principal Funding Account will be credited and (ii) the "PRINCIPAL FUNDING ACCOUNT CASH DEPOSIT SUBACCOUNT" to which cash and money deposited in the Principal Funding Account will be credited. The Indenture Trustee will possess all right, title and interest in all Eligible Investments and all monies, cash, instruments, securities, securities entitlements, documents, certificates of deposit and other property from time to time on deposit in or credited to the Principal Funding Account and in all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof (including any accrued discount realized on liquidation of any investment purchased at a discount) for the benefit of the Noteholders. Except as expressly provided in this Indenture Supplement and the Transfer and Servicing Agreements, the Servicer agrees that it has no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Principal Funding Account for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, (x) the Principal Funding Account ceases to be a Qualified Account or (y) the Indenture Trustee no longer maintains the Principal Funding Account, then within ten Business Days (or such longer period as to which each Rating Agency may consent), the Indenture Trustee (or the Servicer on its behalf) will establish a new Principal Funding Account meeting the conditions specified above, transfer any monies, instruments, securities, security entitlements, documents, certificates of deposit and other property to such new Principal Funding Account and from the date such new Principal Funding Account is established, it will be the "Principal Funding Account." Any Eligible Institution at which the successor Principal Funding Account is established shall deliver a written acceptance of its appointment and shall agree to be bound by the provisions in the Indenture relating to the Securities Intermediary and the Bank as they relate to the Principal Funding Account. The Indenture Trustee, at the written direction of the Servicer, will (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) before the earlier of payment in full of the Series 2006-4 Notes and the Series 2006-4 Final Maturity Date, make deposits into the Principal Funding Account in the amounts specified in, and in accordance with, Section 4.04(d)(i).

     (b) Funds on deposit in the Principal Funding Account will, at the written direction of the Servicer, be invested by the Indenture Trustee (including the Securities Intermediary) in Eligible Investments selected by the Servicer. All such Eligible Investments will be held by the Indenture Trustee or its nominee for the benefit of the Noteholders. The Indenture Trustee will cause each Eligible Investment to be delivered to it (including a securities intermediary) and will be credited to the Principal Funding Account Securities Subaccount. Funds on deposit in the Principal Funding Account will be invested in Eligible Investments that will mature so that such funds will be available no later than the following Distribution Date. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Principal Funding Account will be treated as Available Investor Interest Collections with respect to the last day of the related Collection Period. The Indenture Trustee will bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 4.10(b) nor for the selection of Eligible Investments in accordance with the provisions of this Indenture Supplement, the Indenture or the Transfer and Servicing Agreements.

     Section 4.11. RESERVE FUND.

     (a) The Indenture Trustee, for the benefit of the Series 2006-4 Noteholders, will establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Issuer, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Series 2006-4 Noteholders (the "RESERVE FUND"). The Reserve Fund will consist of two segregated subaccounts: (i) the "RESERVE FUND SECURITIES SUBACCOUNT" to which financial assets (other than cash and money) credited to the Reserve Fund will be credited and (ii) the "RESERVE FUND CASH DEPOSIT SUBACCOUNT" to which cash and money deposited in the Reserve Fund will be credited. The Indenture Trustee will possess all right, title and interest in all Eligible Investments and all monies, cash, instruments, securities, securities entitlements, documents, certificates of deposit and other property from time to time on deposit in or credited to the Reserve Fund and in all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof (including any accrued discount realized on liquidation of any investment purchased at a discount) for the benefit of the Series 2006-4 Noteholders. Except as expressly provided in this Indenture Supplement and the Transfer and Servicing Agreements, the Servicer agrees that it has no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Reserve Fund for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, (x) the Reserve Fund ceases to be a Qualified Account or (y) the Indenture Trustee no longer maintains the Reserve Fund, then within ten Business Days (or such longer period as to which each Rating Agency may consent), the Indenture Trustee (or the Servicer on its behalf) will establish a new Reserve Fund meeting the conditions specified above, transfer any monies, instruments, securities, security entitlements, documents, certificates of deposit and other property to such new Reserve Fund and from the date such new Reserve Fund is established, it will be the "Reserve Fund." Any Eligible Institution at which the successor Reserve Fund is established will deliver a written acceptance of its appointment and will agree to be bound by the provisions in the Indenture relating to the Securities Intermediary and the Bank as they relate to the Reserve Fund. The Indenture Trustee, at the written direction of the Servicer, will make deposits to and withdrawals from the Reserve Fund from time to time, in the amounts and for the purposes set forth in this Indenture Supplement.

     (b) Funds on deposit in the Reserve Fund will, at the written direction of the Servicer, be invested by the Indenture Trustee or its nominee (including the Securities Intermediary) in Eligible Investments selected by the Servicer. All such Eligible Investments will be held by the Indenture Trustee or its nominee for the benefit of the Series 2006-4 Noteholders. The Indenture Trustee will cause each Eligible Investment to be delivered to it or its nominee (including a securities intermediary) and will be credited to the Reserve Fund Securities Subaccount. Funds on deposit in the Reserve Fund will be invested in Eligible Investments that will mature so that such funds will be available no later than the following Distribution Date. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund will be treated as Available Investor Interest Collections for such Distribution Date. The Indenture Trustee will bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this
Section 4.11(b) nor for the selection of Eligible Investments in accordance with the provisions of this Indenture Supplement, the Indenture or the Transfer and Servicing Agreements.

     (c) The Reserve Fund will be funded by the Transferors on the Closing Date in the amount of the Reserve Fund Initial Amount, and will be increased and decreased thereafter as described herein.

     (d) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Reserve Fund, the amount on deposit in the Reserve Fund (excluding amounts relating to investment earnings) exceeds the Reserve Fund Required Amount then in effect, the Indenture Trustee will, at the written direction of the Servicer, distribute such excess to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement.

     (e) Upon the earlier to occur of the date on which the Series 2006-4 Notes are paid in full and the Series Final Maturity Date, any funds remaining in the Reserve Fund, after giving effect to any deposits and withdrawals made therefrom on such date, will be treated as Available Investor Principal Collections. The Reserve Fund will thereafter be deemed to have terminated for purposes of this Indenture Supplement.

     Section 4.12. DETERMINATION OF LIBOR.

     (a) On each LIBOR Determination Date, the Indenture Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks for a one-month period.


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

     (b) On each LIBOR Determination Date, the Indenture Trustee will send to the Servicer, the Issuer and the Administrator by facsimile transmission, notification of LIBOR for the following Interest Period.

     (c) The Servicer will provide on the Monthly Statement the Class A Note Interest Rate and the Class B Note Interest Rate applicable to each Distribution Date. On each Distribution Date, the Class A Note Interest Rate and the Class B
Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by the Series 2006-4 Noteholders through the Indenture Trustee's internet website, which initially is located at http://www.jpmorgan.com/sfr.

     (d) Other than the determination of LIBOR as provided for herein, all other determinations and calculations provided for in this Indenture Supplement shall be made by the Servicer.

     Section 4.13. ACCUMULATION PERIOD RESERVE ACCOUNT.

     (a) The Indenture Trustee, for the benefit of the Noteholders, will establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Issuer, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "ACCUMULATION PERIOD RESERVE ACCOUNT"). The Accumulation Period Reserve Account will consist of two segregated subaccounts: (i) the "ACCUMULATION PERIOD RESERVE ACCOUNT SECURITIES SUBACCOUNT" to which financial assets (other than cash and money) credited to the Accumulation Period Reserve Account will be credited and (ii) the "ACCUMULATION PERIOD RESERVE ACCOUNT CASH DEPOSIT SUBACCOUNT" to which cash and money deposited in the Accumulation Period Reserve Account will be credited. The Indenture Trustee will possess all right, title and interest in all Eligible Investments and all monies, cash, instruments, securities, securities entitlements, documents, certificates of deposit and other property from time to time on deposit in or credited to the Accumulation Period Reserve Account and in all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof (including any accrued discount realized on liquidation of any investment purchased at a discount) for the benefit of the Noteholders. Except as expressly provided in this Indenture Supplement and the Transfer and Servicing Agreements, the Servicer agrees that it has no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Accumulation Period Reserve Account for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, (x) the Accumulation Period Reserve Account ceases to be a Qualified Account or (y) the Indenture Trustee no longer maintains the Accumulation Period Reserve Account, then within ten Business Days (or such longer period as to which each Rating Agency may consent), the Indenture Trustee (or the Servicer on its behalf) will establish a new Accumulation Period Reserve Account meeting the conditions specified above, transfer any monies, instruments, securities, security entitlements, documents, certificates of deposit and other property to such new Accumulation Period Reserve Account and from the date such new Accumulation Period Reserve Account is established, it will be the "Accumulation Period Reserve Account." Any Eligible Institution at which the successor Accumulation Period Reserve Account is established shall deliver a written acceptance of its appointment and shall agree to be bound by the provisions in the Indenture relating to the Securities Intermediary and the Bank as they relate to the Accumulation Period Reserve Account. The Indenture Trustee, at the direction of the Servicer, will (i) make withdrawals from the Accumulation Period Reserve Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and
(ii) on each Distribution Date beginning on the Accumulation Period Reserve Account Funding Date and before the termination of the Accumulation Period Reserve Account as provided below, make deposits into the Accumulation Period Reserve Account in the amount of the Accumulation Period Reserve Account Deposit Amount for such Distribution Date from: (1) Available Investor Interest Collections for such Distribution Date as applied in accordance with Section 4.04(a)(viii) and (2) Excess Interest Collections available from other outstanding Series in Excess Interest Sharing Group One for such Distribution Date as applied in accordance with Section 4.04(b)(i).

     (b) Funds on deposit in the Accumulation Period Reserve Account will, at the written direction of the Servicer, be invested by the Indenture Trustee (including the Securities Intermediary) in Eligible Investments selected by the Servicer. All such Eligible Investments will be held by the Indenture Trustee or its nominee for the benefit of the Noteholders. The Indenture Trustee will cause each Eligible Investment to be delivered to it (including a securities intermediary) and will be credited to the Accumulation Period Reserve Account Securities Subaccount. Funds on deposit in the Accumulation Period Reserve Account will be invested in Eligible Investments that will mature so that such funds will be available no later than the following Distribution Date. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Accumulation Period Reserve Account will be treated as Available Investor Interest Collections with respect to the last day of the related Collection Period. The Indenture Trustee will bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 4.13(b) nor for the selection of Eligible Investments in accordance with the provisions of this Indenture Supplement, the Indenture or the Transfer and Servicing Agreements.

     (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Early Amortization Period beginning after the commencement of the Controlled Accumulation Period, the Servicer will calculate the Accumulation Period Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit into the Accumulation Period Reserve Account pursuant to Sections 4.04(a)(viii) and 4.04(b)(i) on such Distribution Date. If for any Distribution Date, the Accumulation Period Reserve Draw Amount is greater than zero, the Accumulation Period Reserve Draw Amount, up to the Available Accumulation Period Reserve Account Amount, will be withdrawn from the Accumulation Period Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Collection Account for application as Available Investor Interest Collections.

     (d) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Accumulation Period Reserve Account, the amount on deposit in the Accumulation Period Reserve Account exceeds the Accumulation Period Reserve Account Required Amount then in effect, the Indenture Trustee will, at the written direction of the Servicer, distribute such excess to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement.

     (e) Upon the earliest to occur of (i) the payment in full of the Series 2006-4 Notes, (ii) the first Distribution Date relating to the Early Amortization Period and (iii) the Final Maturity Date, any funds remaining in the Accumulation Period Reserve Account, after withdrawal of funds therefrom on such date in accordance with Section 4.13(c), will be treated as Available Investor Interest Collections. The Accumulation Period Reserve Account will thereafter be deemed to have terminated for purposes of this Indenture Supplement.

     Section 4.14. INVESTMENT INSTRUCTIONS.

     Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee by no later than 10:00 a.m. (New York City time) on the date such investment is to be made. Any such investment instructions may be in the form of standing instructions given to the Indenture Trustee by the Servicer. In the event the Indenture Trustee receives such investment instructions later than such time, the Indenture Trustee may, but is not obligated to, make such investment. In the event the Indenture Trustee is unable to make an investment required in any investment instructions received by the Indenture Trustee after 10:00 a.m. (New York City time) on such day, such investment will be made by the Indenture Trustee on the next succeeding Business Day. In no event will the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 10:00 a.m. (New York City time) on the day such investment is requested to be made.

                                    ARTICLE V

                        DELIVERY OF SERIES 2006-4 NOTES;
               DISTRIBUTIONS; REPORTS TO SERIES 2006-4 NOTEHOLDERS

     Section 5.01. DELIVERY AND PAYMENT FOR SERIES 2006-4 NOTES.

     The Indenture Trustee will authenticate the Series 2006-4 Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee will deliver the Series 2006-4 Notes to the Issuer when so authenticated.

     Section 5.02. DISTRIBUTIONS.

     (a) On each Distribution Date, the Paying Agent will distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes (based solely on the information contained in the Monthly Statement) pursuant to this Indenture Supplement.

     (b) On each Distribution Date, the Paying Agent will distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes (based solely on the information contained in the Monthly Statement) pursuant to this Indenture Supplement.

     (c) On each Distribution Date, the Paying Agent will distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes (based solely on the information contained in the Monthly Statement) pursuant to this Indenture Supplement.

     (d) On each Distribution Date, the Paying Agent will distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes (based solely on the information contained in the Monthly Statement) pursuant to this Indenture Supplement.

     (e) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.03(c) and 6.01 of the Transfer and Servicing Agreements, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

     (f) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2006-4 Noteholders hereunder will be made by (i) check mailed to each Series 2006-4 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2006-4 Notes registered in the name of the nominee of a Clearing Agency, such distribution will be made in immediately available funds and (ii) without presentation or surrender of any Series 2006-4 Note or the making of any notation thereon.

     (g) The Indenture Trustee will have no duty to make any deposits or distributions or any other payments under this Indenture Supplement unless and until it has sufficient cash to make such payments and it has received written instructions from the Servicer as to such deposits, distributions and payments.

     Section 5.03. REPORTS AND STATEMENTS TO SERIES 2006-4 NOTEHOLDERS.

     (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, will mail or deliver to each Series 2006-4 Noteholder a statement substantially in the form of Exhibit B prepared by the Servicer; provided, however, that, in lieu of the Paying Agent's mailing or delivering such statement, the Indenture Trustee may make such statement available to the Series 2006-4 Noteholders through the Indenture Trustee's internet website, which initially is located at http://www.jpmorgan.com/sfr.

     (b) No later than the second Business Day preceding each Distribution Date, the Servicer will deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of an Authorized Officer of the Servicer substantially in the form of Exhibit C; provided that the Servicer may amend the form of Exhibit B and Exhibit C from time to time.

     (c) A copy of each statement or certificate provided pursuant to Section 5.03(a) or (b) may be obtained by any Series 2006-4 Noteholder by a request in writing to the Servicer.

     (d) On or before January 31 of each calendar year, beginning with calendar year 2007, the Paying Agent, on behalf of the Indenture Trustee, will furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2006-4 Noteholder, a statement prepared by the Servicer containing the information that is required to be contained in the statements to the Series 2006-4 Noteholders, as set forth in Section 5.03(a), aggregated for the preceding calendar year, together with other information as is required to be provided by an issuer of indebtedness under the Code; provided, however, that, in lieu of the Paying Agent's mailing or delivering such statement, the Indenture Trustee may make such statement available to the Series 2006-4 Noteholders through the Indenture Trustee's internet website, which initially is located at http://www.jpmorgan.com/sfr. Such obligation of the Servicer will be deemed to have been satisfied to the extent that substantially comparable information is provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

                        SERIES 2006-4 AMORTIZATION EVENTS

     Section 6.01. SERIES 2006-4 AMORTIZATION EVENTS.

     If any one of the following events occurs with respect to the Series 2006-4
Notes:

          (i) failure by either Transferor (a) to make any payment or deposit required by the terms of the related Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (b) to observe or perform in any material respect any other covenants or agreements of such Transferor set forth in the related Transfer and Servicing Agreement, the Indenture or this Indenture Supplement that has an Adverse Effect on the Series 2006-4 Noteholders and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to such Transferor by the Indenture Trustee, or to such Transferor and the Indenture Trustee by any Holder of the Series 2006-4 Notes, and, in either case, continues to affect materially and adversely the interests of the Series 2006-4 Noteholders for the designated period;

          (ii) any representation or warranty made by either Transferor in the related Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, or any information contained in a computer file or other list required to be delivered by such Transferor pursuant to the related Transfer and Servicing Agreement proves to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to such Transferor by the Indenture Trustee, or to such Transferor and the Indenture Trustee by any Holder of the Series 2006-4 Notes and as a result of which the interests of the Series 2006-4 Noteholders are materially and adversely affected and continue to be affected materially and adversely for the designated period; provided, however, that a Series 2006-4 Amortization Event pursuant to this clause
     (ii) will not be deemed to have occurred hereunder if such Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the related Transfer and Servicing Agreement;

          (iii) any Servicer Default occurs that has an Adverse Effect on the Series 2006-4 Noteholders;

          (iv) the Note Principal Balance is not paid in full on the Expected Final Payment Date;

          (v) the average of the Monthly Principal Payment Rates for the three preceding Collection Periods is less than 21%;

          (vi) on any Determination Date, the Available Subordinated Amount for the next succeeding Distribution Date is less than the Required Subordinated Amount after giving effect to any distributions to be made on such Distribution Date, and continues unremedied for a period of five Business Days after such Distribution Date; provided that, for the purpose of determining whether a Series 2006-4 Amortization Event has occurred pursuant to this clause (vi), any reduction of the Available Subordinated Amount resulting from reallocations of the Available Transferor Collections to pay interest on the Series 2006-4 notes in the event LIBOR is equal to or greater than the prime rate upon which interest on the receivables is calculated on the applicable LIBOR Determination Date will be considered a Series 2006-4 Amortization Event only if

     LIBOR remains equal to or greater than such prime rate for the next 30 consecutive days following such LIBOR determination date;

          (vii) the amounts on deposit in the Excess Funding Account exceed 30% of the sum of the adjusted invested amounts of all outstanding Series (including Series 2006-4) for three consecutive Collection Periods, after giving effect to any distributions to be made on each related Distribution Date; or

          (viii) the occurrence of an Event of Default with respect to Series 2006-4 and an acceleration of the maturity of the Series 2006-4 Notes pursuant to Section 5.03 of the Indenture.

     then, in the case of any event described in clauses (i) through (iii) above, after any applicable grace period, either the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of Series 2006-4 Notes by notice then given in writing to the Transferors and the Servicer (and to the Indenture Trustee if given by the Series 2006-4 Noteholders) may declare that an amortization event with respect to the Series 2006-4 Notes (a "SERIES 2006-4 AMORTIZATION EVENT") has occurred as of the date of such notice, and, in the case of any event described in clauses (iv) through (viii) above, a Series 2006-4 Amortization Event, will occur without any notice or other action on the part of the Indenture Trustee or the Series 2006-4 Noteholders immediately upon the occurrence of the event.

                                   ARTICLE VII

  REDEMPTION OF SERIES 2006-4 NOTES; SERIES FINAL MATURITY; FINAL DISTRIBUTIONS

     Section 7.01. OPTIONAL REDEMPTION OF SERIES 2006-4 NOTES.

     (a) On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the Initial Note Principal Balance, the Transferors holding an aggregate Percentage Interest of at least 51% will have the option to purchase the Series 2006-4 Noteholders' Collateral and thereby cause a redemption of the Series 2006-4 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     (b) Upon any such election, the Transferors will give the Servicer, the Indenture Trustee, the Issuer and, if applicable, other holders of the Transferor Interest at least 30 days prior written notice of the date on which the Transferors intend to exercise such optional redemption as well as the Reassignment Amount and the Indenture Trustee shall provide notice to Holders of the Series 2006-4 Notes that it has received such notice from the Transferors. No later than 11:00 a.m. (New York City time) on such day the Transferors will deposit the Reassignment Amount into the Collection Account in immediately available funds. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Amount in accordance with the foregoing, the Invested Amount of the Series 2006-4 Notes will be deemed reduced to zero and the Series 2006-4 Noteholders will be deemed to have no further interest in the Receivables or, if applicable, Interests in Other Floorplan Assets. The Reassignment Amount will be distributed as set forth in Section 7.02.

     Section 7.02. SERIES FINAL MATURITY.

     (a) The amount to be paid by the Transferors with respect to Series 2006-4 in connection with a reassignment of the Noteholders' Collateral pursuant to
Section 2.03(c) or 6.01 of the Transfer and Servicing Agreements will be the Reassignment Amount for the first Distribution Date following the Collection Period in which the reassignment obligation arises under the Transfer and Servicing Agreements. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 2.03(c) or 6.01 of the Transfer and Servicing Agreements or pursuant to Section 7.01 of this Indenture Supplement or the proceeds from any Foreclosure Remedy pursuant to Section 5.05 of the Indenture, the Indenture Trustee will, in accordance with the written direction of the Servicer, no later than 11:00 a.m. (New York City time) on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:

          (i) (A) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (B) an amount equal to the sum of (1) the Class A Monthly Interest for such Distribution Date, (2) any Class A Monthly Interest previously due but not paid to the Class A Noteholders on prior Distribution Dates and (3) any Class A Additional Interest for such Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date; and

          (ii) (A) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (B) an amount equal to the sum of (1) the Class B Monthly Interest for such Distribution Date, (2) any Class B Monthly Interest previously due but not paid to the Class B Noteholders on prior Distribution Dates and (3) any Class B Additional Interest for such Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date.

     (b) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreements, (i) all amounts distributed to the Paying Agent pursuant to Section 7.02(a) for payment to the Series 2006-4 Noteholders will be deemed distributed in full to the Series 2006-4 Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and will be deemed to be a final distribution pursuant to Section 11.02 of the Indenture and (ii) in the event that the amounts available for final distribution to the Series 2006-4 Noteholders and to the Noteholders of any other Series on any Distribution Date are less than the full amount required to be so distributed, the available amounts will be allocated to each Series based on the respective amounts required to be distributed to each such Series (including Series 2006-4) on such Distribution Date.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     Section 8.01. RATIFICATION OF AGREEMENT.

     As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement is to be read, taken and construed as one and the same instrument.

     Section 8.02. FORM OF DELIVERY OF SERIES 2006-4 NOTES.

     The Series 2006-4 Notes will be delivered as Registered Notes as provided in Section 2.01 of the Indenture.

     Section 8.03. COUNTERPARTS.

     This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which will be an original, but all of which will constitute one and the same instrument.

     Section 8.04. GOVERNING LAW.

     This Indenture Supplement and each Series 2006-4 Note are to be construed in accordance with and governed by the laws of the State of New York without regard to its conflicts of laws principles.

     Section 8.05. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and are not intended to affect the construction hereof.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                                        FORD CREDIT FLOORPLAN MASTER OWNER
                                        TRUST A, as Issuer

                                        By THE BANK OF NEW YORK, not in its
                                        individual capacity, but solely as
                                        Owner Trustee


                                        By /s/ Suhrita Das
                                           -------------------------------------
                                        Name: Suhrita Das
                                        Title: Assistant Vice President


                                        JPMORGAN CHASE BANK, N.A., not in its
                                        individual capacity, but solely as
                                        Indenture Trustee, Securities
                                        Intermediary and Bank


                                        By /s/ Andrew M. Cooper
                                           -------------------------------------
                                        Name: Andrew M. Cooper
                                        Title: Assistant Vice President

                                                                     EXHIBIT A-1

                              FORM OF CLASS A NOTE

     Unless this Note is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     The holder of this Class A Note, by its acceptance hereof, and the owner of a beneficial interest in this Class A Note, by its acceptance of such beneficial interest, covenant and agree that (a) they will not at any time institute against the Issuer or the Transferors, or join in instituting against the Issuer or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Indenture Supplement or any of the other related transaction documents and (b) if any Transferor becomes a debtor or debtor in possession in a case under any applicable United States federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, any claim that the holders of the Notes of any Series may have at any time against the Issuer's assets allocated in accordance with the Indenture to any Series unrelated to such Notes, and any claim that the holders of such Notes have at any time against the Transferors that they may seek to enforce against such Issuer's assets allocated to any unrelated Series, will be subordinate to the payment in full (including post-petition interest) of the claims of the holders of any Notes of such unrelated Series and of the holders of any other notes, bonds, contracts or other obligations relating to such unrelated Series.

     The holder of this Class A Note, by acceptance of this Class A Note, and each holder of a beneficial interest therein, agree to treat the Class A Notes as indebtedness of the Issuer for applicable United States federal, state and local income and franchise tax purposes.

     Any holder of this Class A Note, by its acceptance of this Class A Note, will be deemed to have represented that either (a) it is not, and is not acting on behalf of or investing the assets of, an employee benefit plan or retirement arrangement that is subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as


                                      A-1-1
amended, or (b) its acquisition and continued holding of this Class A Note will be covered by a Department of Labor Prohibited Transaction Class Exemption.


                                      A-1-2

Registered                                                    $______________(1)
No. R-__                                                   CUSIP No. 34528Q AC 8
                                                           ISIN No. US34528QAC87
                                                           Common Code 025990013

                   FORD CREDIT FLOORPLAN MASTER OWNER TRUST A

             SERIES 2006-4 FLOATING RATE ASSET BACKED NOTES, CLASS A

     Ford Credit Floorplan Master Owner Trust A (herein referred to as the "ISSUER"), a Delaware statutory trust governed by the Amended and Restated Trust Agreement, dated as of August 1, 2001, for value received, hereby promises to pay to ___________________________, or registered assigns, subject to the following provisions, the principal sum of ________________________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture and the Indenture Supplement (each referred to herein), on the June 2013 Distribution Date (the "SERIES 2006-4 FINAL MATURITY DATE"), except as otherwise provided below or in the Indenture or the Indenture Supplement. Beginning on July 17, 2006 and on each Distribution Date thereafter until the principal amount of this Class A Note is paid in full, the Issuer will pay interest on the unpaid principal amount of this Class A Note at an annual rate equal to the sum of LIBOR and 0.25% (the "CLASS A NOTE INTEREST RATE"), as determined pursuant to the Indenture Supplement. Interest on this Class A Note will begin accruing from June 28, 2006 (the "CLOSING DATE") and will be payable in arrears on each Distribution Date, computed on the basis of a 360-day year and the actual number of days elapsed. The principal of this Class A Note will be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Class A Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Class A Note will not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

----------
(1) Denominations of $100,000 and integral multiples of $1,000 in excess thereof.


                                      A-1-3

     IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                        FORD CREDIT FLOORPLAN MASTER OWNER TRUST
                                        A, as Issuer

                                        By THE BANK OF NEW YORK, not in its
                                        individual capacity, but solely as Owner
                                        Trustee


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated: ________, _____

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Notes described in the within-mentioned
Indenture.

                                        JPMORGAN CHASE BANK, N.A., not in its
                                        individual capacity, but solely as
                                        Indenture Trustee


                                        By
                                           -------------------------------------
                                           Authorized Officer


                                      A-1-4

                   FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
             SERIES 2006-4 FLOATING RATE ASSET BACKED NOTES, CLASS A

                         Summary of Terms and Conditions

     This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as the Series 2006-4 Floating Rate Asset Backed Notes (the "NOTES"), issued under the Indenture, dated as of August 1, 2001 (the "INDENTURE"), between the Issuer and The Chase Manhattan Bank, (the predecessor entity to JPMorgan Chase Bank, N.A.), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Series 2006-4 Indenture Supplement, dated as of June 1, 2006 (the "INDENTURE SUPPLEMENT" and, together with the Indenture, the "SERIES AGREEMENT"), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Series Agreement. All terms used in this Class A Note that are defined in the Series Agreement have the meanings assigned to them in or pursuant to the Series Agreement. In the event of any conflict or inconsistency between the Series Agreement and this Class A Note, the Series Agreement controls.

     The Class B Notes, in an initial aggregate principal amount of $125,700,000, will also be issued under the Series Agreement. The rights of the holders of the Class B Notes to receive payments on the Class B Notes are subordinate to the rights of the holders of the Class A Notes to receive payments as specified in the Series Agreement.

     The Noteholder, by its acceptance of this Class A Note, agrees that it will look solely to the property of the Issuer allocated to the payment of the Notes for payment hereunder and under the Series Agreement and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Notes or the Series Agreement or, except as expressly provided in the Series Agreement, subject to any liability under the Series Agreement.

     This Class A Note does not purport to summarize the Series Agreement and reference is made to the Series Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class A Note Initial Principal Balance is $2,124,300,000. The Class A Note Principal Balance on any date of determination will be an amount equal to
(a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or before such date.

     The Expected Final Payment Date is the June 2011 Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Series Agreement. If for one or more months during the


                                      A-1-5

Controlled Accumulation Period there are not sufficient funds to deposit the Controlled Deposit Amount into the Principal Funding Account, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Payment Date. Payments of principal of the Notes will be payable in accordance with the provisions of the Series Agreement.

     Subject to the terms and conditions of the Series Agreement, the Transferors may, from time to time, direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of notes.

     On each Distribution Date, the Paying Agent will distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Series Agreement with respect to a final distribution, distributions to the Noteholders will be made by (a) check mailed to each Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Notes registered in the name of the nominee of a Clearing Agency, such distribution will be made in immediately available funds and (b) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Noteholders in accordance with the Series Agreement.

     On any day occurring on or after the date on which the outstanding principal balance of the Notes is reduced to 10% or less of the initial outstanding principal balance of the Notes, the Issuer will have the option to redeem the Notes, at a purchase price equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     This Class A Note does not represent an obligation of, or an interest in, the Transferors, Ford Motor Credit Company, Ford Motor Company or any Affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferors, or join in instituting against the Issuer or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.


                                     A-1-6

     Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class A Note will be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Series Agreement and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Transferors, the Indenture Trustee and any agent of the Issuer, the Transferors or the Indenture Trustee will treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and none of the Issuer, the Transferors, the Indenture Trustee or any agent of the Issuer, the Transferors or the Indenture Trustee will be affected by notice to the contrary.

     This Class A Note is to be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder are to be determined in accordance with such laws.


                                     A-1-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                      _____________________________________

                      _____________________________________

                      _____________________________________

                      _____________________________________
                         (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________________________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
       -------------------              -------------------------------------

                                        Signature Guaranteed:


                                        ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-8

                                                                     EXHIBIT A-2

                              FORM OF CLASS B NOTE

     Unless this Note is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     The holder of this Class B Note, by its acceptance hereof, and the owner of a beneficial interest in this Class B Note, by its acceptance of such beneficial interest, covenant and agree that (a) they will not at any time institute against the Issuer or the Transferors, or join in instituting against the Issuer or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Indenture Supplement or any of the other related transaction documents and (b) if any Transferor becomes a debtor or debtor in possession in a case under any applicable United States federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, any claim that the holders of the Notes of any Series may have at any time against the Issuer's assets allocated in accordance with the Indenture to any Series unrelated to such Notes, and any claim that the holders of such Notes have at any time against the Transferors that they may seek to enforce against such Issuer's assets allocated to any unrelated Series, will be subordinate to the payment in full (including post-petition interest) of the claims of the holders of any Notes of such unrelated Series and of the holders of any other notes, bonds, contracts or other obligations relating to such unrelated Series.

     The holder of this Class B Note, by acceptance of this Class B Note, and each holder of a beneficial interest therein, agree to treat the Class B Notes as indebtedness of the Issuer for applicable United States federal, state and local income and franchise tax purposes.

     The rights of the holders of the Class B Notes to receive payments on the Class B Notes are subordinate to the rights of the holders of the Class A Notes to receive payments as specified in the Indenture and the Indenture Supplement.

     Any holder of this Class B Note, by its acceptance of this Class B Note, will be deemed to have represented that either (a) it is not, and is not acting on behalf of or


                                     A-2-1
investing the assets of, an employee benefit plan or retirement arrangement that is subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (b) its acquisition and continued holding of this Class B Note will be covered by a Department of Labor Prohibited Transaction Class Exemption.


                                     A-2-2

Registered                                                    $______________(1)
No. R-__                                                   CUSIP No. 34528Q AD 6
                                                           ISIN No. US34528QAD60
                                                           Common Code 025962184

                   FORD CREDIT FLOORPLAN MASTER OWNER TRUST A

             SERIES 2006-4 FLOATING RATE ASSET BACKED NOTES, CLASS B

     Ford Credit Floorplan Master Owner Trust A (herein referred to as the "ISSUER"), a Delaware statutory trust governed by the Amended and Restated Trust Agreement, dated as of August 1, 2001, for value received, hereby promises to pay to ___________________________, or registered assigns, subject to the following provisions, the principal sum of ________________________________ ______________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture and the Indenture Supplement (each referred to herein), on the June 2013 Distribution Date (the "SERIES 2006-4 FINAL MATURITY DATE"), except as otherwise provided below or in the Indenture or the Indenture Supplement. Beginning on July 17, 2006 and on each Distribution Date thereafter until the principal amount of this Class B Note is paid in full, the Issuer will pay interest on the unpaid principal amount of this Class B Note at an annual rate equal to the sum of LIBOR and 0.55% (the "CLASS B NOTE INTEREST RATE"), as determined pursuant to the Indenture Supplement. Interest on this Class B Note will begin accruing from June 28, 2006 (the "CLOSING DATE") and will be payable in arrears on each Distribution Date, computed on the basis of a 360-day year and the actual number of days elapsed. The principal of this Class B Note will be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which have the same effect as though fully set forth on the face of this Class B Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Class B Note will not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

----------
(1) Denominations of $100,000 and integral multiples of $1,000 in excess thereof.


                                     A-2-3

     IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                        FORD CREDIT FLOORPLAN MASTER OWNER TRUST
                                        A, as Issuer

                                        By THE BANK OF NEW YORK, not in its
                                        individual capacity, but solely as
                                        Owner Trustee


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated: ________, _____

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Notes described in the within-mentioned
Indenture.

                                        JPMORGAN CHASE BANK, N.A, not in its
                                        individual capacity, but solely as
                                        Indenture Trustee


                                        By
                                           -------------------------------------
                                           Authorized Officer


                                     A-2-4

                   FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
             SERIES 2006-4 FLOATING RATE ASSET BACKED NOTES, CLASS B

                         Summary of Terms and Conditions

     This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as the Series 2006-4 Floating Rate Asset Backed Notes (the "NOTES"), issued under the Indenture, dated as of August 1, 2001 (the "INDENTURE"), between the Issuer and The Chase Manhattan Bank, (the predecessor entity to JPMorgan Chase Bank, N.A.), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Series 2006-4 Indenture Supplement, dated as of June 1, 2006 (the "INDENTURE SUPPLEMENT" and, together with the Indenture, the "SERIES AGREEMENT"), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Series Agreement. All terms used in this Class B Note that are defined in the Series Agreement have the meanings assigned to them in or pursuant to the Series Agreement. In the event of any conflict or inconsistency between the Series Agreement and this Class B Note, the Series Agreement controls.

     The Class A Notes, in an initial aggregate principal amount of $2,124,300,000, will also be issued under the Series Agreement.

     The Noteholder, by its acceptance of this Class B Note, agrees that it will look solely to the property of the Issuer allocated to the payment of the Notes for payment hereunder and under the Series Agreement and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Notes or the Series Agreement or, except as expressly provided in the Series Agreement, subject to any liability under the Series Agreement.

     This Class B Note does not purport to summarize the Series Agreement and reference is made to the Series Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class B Note Initial Principal Balance is $125,700,000. The Class B Note Principal Balance on any date of determination will be an amount equal to
(a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or before such date.

     The Expected Final Payment Date is the June 2011 Distribution Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Series Agreement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit the Controlled Deposit Amount into the Principal Funding Account, then to the extent that excess funds


                                     A-2-5
are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Payment Date. Payments of principal of the Notes will be payable in accordance with the provisions of the Series Agreement.

     Subject to the terms and conditions of the Series Agreement, the Transferors may, from time to time, direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of notes.

     On each Distribution Date, the Paying Agent will distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Series Agreement with respect to a final distribution, distributions to the Noteholders will be made by (a) check mailed to each Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Notes registered in the name of the nominee of a Clearing Agency, such distribution will be made in immediately available funds and (b) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Noteholders in accordance with the Series Agreement.

     On any day occurring on or after the date on which the outstanding principal balance of the Notes is reduced to 10% or less of the initial outstanding principal balance of the Notes, the Issuer will have the option to redeem the Notes, at a purchase price equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     This Class B Note does not represent an obligation of, or an interest in, the Transferors, Ford Motor Credit Company, Ford Motor Company or any Affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferors, or join in instituting against the Issuer or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class B Note will be registered in the Note Register upon surrender of


                                     A-2-6
this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Series Agreement and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Transferors, the Indenture Trustee and any agent of the Issuer, the Transferors or the Indenture Trustee will treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and none of the Issuer, the Transferors, the Indenture Trustee or any agent of the Issuer, the Transferors or the Indenture Trustee with be affected by notice to the contrary.

     This Class B Note is to be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder are to be determined in accordance with such laws.


                                     A-2-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                      _____________________________________

                      _____________________________________

                      _____________________________________

                      _____________________________________
                         (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________________,
attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
       --------------------             -------------------------------------

                                        Signature Guaranteed:


                                        ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-2-8

                                                                       EXHIBIT B

                            FORM OF MONTHLY STATEMENT

                                   ----------

                   FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
                 SERIES 2006-4 FLOATING RATE ASSET BACKED NOTES

                                   ----------

     Pursuant to the Indenture, dated as of August 1, 2001 (as amended and supplemented, the "INDENTURE"), between Ford Credit Floorplan Master Owner Trust A (the "ISSUER") and JPMorgan Chase Bank, N.A., as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Series 2006-4 Indenture Supplement, dated as of June 1, 2006 (as amended and supplemented, the "INDENTURE SUPPLEMENT" and, together with the Indenture, the "SERIES AGREEMENT"), Ford Motor Credit Company ("FORD CREDIT") as Servicer under the Transfer and Servicing Agreements (as defined in the Series Agreement) is required to prepare certain information each month regarding current distributions to the Series 2006-4 Noteholders and the performance of the Issuer during the previous month.

     The information that is required to be prepared with respect to the Distribution Date of __________, and with respect to the performance of the Issuer during the month of __________ is set forth below.

     Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Series Agreement.

     [TO BE PROVIDED]

     IN WITNESS WHEREOF, the undersigned has caused this Monthly Statement to be duly executed by the its duly authorized officer as of [______________], 200[_].

                                        FORD MOTOR CREDIT COMPANY, as Servicer


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT C

                     FORM OF MONTHLY ALLOCATION AND PAYMENT
                        INSTRUCTIONS TO INDENTURE TRUSTEE

                                   ----------

                   FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
                 SERIES 2006-4 FLOATING RATE ASSET BACKED NOTES

                                   ----------

     The undersigned, a duly authorized representative of Ford Motor Credit Company ("FORD CREDIT"), as Servicer pursuant to (i) the Second Amended and Restated Transfer and Servicing Agreement, dated as of September 1, 2005 (as amended and supplemented, the "FCF CORP TRANSFER AND SERVICING AGREEMENT"), among Ford Credit, Ford Credit Floorplan Master Owner Trust A (the "ISSUER") and Ford Credit Floorplan Corporation and (ii) the Second Amended and Restated Transfer and Servicing Agreement, dated as of September 1, 2005 (as amended and supplemented, the "FCF LLC TRANSFER AND SERVICING AGREEMENT"), among Ford Credit, the Issuer and Ford Credit Floorplan LLC, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the FCF Corp Transfer and Servicing Agreement and the FCF LLC Transfer and Servicing Agreement (collectively, the "TRANSFER AND SERVICING AGREEMENTS") or the Indenture, dated as of August 1, 2001 (as amended and supplemented, the "INDENTURE"), between the Issuer and JPMorgan Chase Bank, N.A., as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Series 2006-4 Indenture Supplement, dated as of June 1, 2006 (as amended and supplemented, the "INDENTURE SUPPLEMENT" and, together with the Indenture, the "SERIES AGREEMENT"), as applicable.

     2. Ford Credit is the Servicer.

     3. The undersigned is an Authorized Officer of the Servicer.

     4. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreements and the Series Agreement through the Collection Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default]; if applicable, insert "None".

     5. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event occurred on or before such date.

     6. The Monthly Allocation and Payment Instructions are as follows: [TO BE PROVIDED]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed by the its duly authorized officer as of [______________], 200[_].

                                        FORD MOTOR CREDIT COMPANY, as Servicer


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       C-2